U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.
                          Post-Effective Amendment No.
                        (Check appropriate box or boxes)

    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
               (Exact Name of Registrant as Specified in Charter)

                                 (212) 559-4999
                        (Area Code and Telephone Number)

                        731 Lexington Avenue, 25th Floor
                            New York, New York 10022
                     Address of Principal Executive Offices:
                     (Number, Street, City, State, Zip Code)

                                Millie Kim, Esq.
                      Citigroup Alternative Investments LLC
                        731 Lexington Avenue, 28th Floor
                            New York, New York 10022

                     Name and Address of Agent for Service:
                  (Number and Street) (City) (State) (Zip Code)

                                   Copies to:

                             Paul S. Schreiber, Esq.
                             Shearman & Sterling LLP
                              599 Lexington Avenue
                            New York, New York 10022
                                 (212) 848-8920

 Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement and no later than
                               December 31, 2006.

        Calculation of Registration Fee under the Securities Act of 1933:

---------------------------------------- -------------------------------------- --------------------------------------
                                         Proposed Maximum Aggregate Offering
Title of Securities Being Registered     Price(1)                               Amount of Registration Fee
---------------------------------------- -------------------------------------- --------------------------------------
Shares, Multi-Strategy Series G          $64,813,821.63                         $6,935.08
($0.00001 par value)
---------------------------------------- -------------------------------------- --------------------------------------

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective when declared effective pursuant to Section 8(a) of the Securities Act of 1933, as amended.

    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

Dear Shareholder:

     We are writing to inform you that a Special Meeting of Shareholders (the "Meeting") for Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company") will be held on June 30, 2006 at 10:30 a.m., Eastern time, at the offices of the Company, 731 Lexington Avenue, 28th Floor, Conference Room B, New York, New York 10022. If you are a shareholder ("Shareholder") of record as of the close of business on April 3, 2006, you are entitled to vote at the Meeting. At the Meeting, Shareholders will be asked to vote on the following:

     Proposal 1.    For Shareholders of Multi-Strategy Series M and
                    Multi-Strategy Series G, to approve the combination of Multi-Strategy Series M with Multi-Strategy Series G, as contemplated in the Form of Agreement and Plan of Reorganization and Merger attached to the enclosed Proxy
                    Statement and Prospectus as Exhibit I.

     Proposal 2.    For Shareholders of Multi-Strategy Series G, to approve a
                    change in the return and volatility targets to which Multi-Strategy Series G is subject to a net annualized return range of 8% to 12% over any three- to five-year investment horizon with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%.

     Proposal 3.    For Shareholders of Multi-Strategy Series M, to approve a
                    change in the return and volatility targets to which Multi-Strategy Series M is subject to a net annualized return range of 8% to 12% over any three- to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%, which will match the corresponding new targets of Multi-Strategy Series G.

     Proposal 4.    For Shareholders of Multi-Strategy Series M and Shareholders
                    of Multi-Strategy Series G, to confirm that their particular
                    Series' return and volatility targets are "non-fundamental" investment restrictions.

     Proposal 5.    For Shareholders of Multi-Strategy Series M and Shareholders
                    of Multi-Strategy Series G, to approve the election to the Board of Directors of each current member of the Board and the new Independent Director nominee, Mr. Joshua Weinreich.

     Proposal 6.    For Shareholders of Multi-Strategy Series M and Shareholders
                    of Multi-Strategy Series G, to vote upon any other business properly brought before the Meeting, including any adjournments of the Meeting.

     The Board of Directors unanimously recommends that Shareholders vote "FOR" the combination of Multi-Strategy Series M with Multi-Strategy Series G, "FOR" each Series' changes in return and volatility targets, "FOR" the identification of the targets as non-fundamental investment restrictions and "FOR" the election to the Board of Directors of the current members and the new Independent Director nominee.

     While you are welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed form of proxy. Whether or not you plan to attend the Meeting, your vote is important, and we need you to participate. Please mark, sign, and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. Please do not hesitate to contact your personal financial adviser or to call us at 1-877-456-6399 if you have any questions. Thank you for taking the time to review these important matters and for your investment in the Company.

                                      Very truly yours,


                                      Christopher Hutt
                                      Assistant Secretary, Citigroup Alternative
                                         Investments
                                      Multi-Adviser Hedge Fund Portfolios LLC

                     This page is intentionally left blank.

CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                              ____________________

                         IMPORTANT NEWS FOR SHAREHOLDERS
                              ____________________

     While we encourage you to read the full text of the enclosed Proxy Statement and Prospectus, here is a brief overview of the proposals to be voted on at the Special Meeting of Shareholders (the "Meeting").

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT?

A: The purpose of this Proxy Statement is to seek Shareholder approval of a combination of Multi-Strategy Series M with Multi-Strategy Series G, together with certain related matters, and to elect Directors.

Q:   WHAT ARE THE BENEFITS OF THE PROPOSED COMBINATION?

A: The Board of Directors of the Company (the "Board of Directors" or the "Board") has determined that it is in the best interest of the Shareholders of each of Multi-Strategy Series M and Multi-Strategy Series G to combine into a single investment pool having the same investment objectives and policies as those of Multi-Strategy Series G. The Board of Directors believes that the proposed combination will benefit Multi-Strategy Series M Shareholders because Citigroup Alternative Investments LLC (the "Adviser"), the investment manager to each Series, has advised that Multi-Strategy Series M's expenses relative to its present asset levels make its continued operation as a separate Series of the Company potentially impracticable. Combining Multi-Strategy Series M with Multi-Strategy Series G therefore provides the opportunity for Multi-Strategy Series M Shareholders to continue to obtain exposure, in a tax efficient manner, to a similar investment program offered by the same institution and management team. From the point of view of both Multi-Strategy Series M and Multi-Strategy Series G Shareholders, the increased asset base that will result from their combination should improve investment flexibility and may result over time in reduced per Share expense levels.

Q:   HOW WILL THE COMBINATION AFFECT MY ACCOUNT?

A: Accounts of Multi-Strategy Series G will not be affected. However, if Shareholders approve the combination, each Multi-Strategy Series M Shareholder will be required, in effect, to return its Multi-Strategy Series M Shares to the Company, which will subsequently issue to such Shareholder an equal aggregate dollar value of Shares of Multi-Strategy Series G. The mechanical details of the combination are described further in the enclosed Proxy Statement and Prospectus.

Q:   WHO WILL PAY THE EXPENSES OF THE COMBINATION AND OF THIS PROXY STATEMENT?

A: The Company will pay those expenses directly related to the proposed combination and this Proxy Statement not exceeding 0.10% of the combined unaudited net asset value of Multi-Strategy Series M and Multi-Strategy Series G as of March 31, 2006. These expenses will be applied to each of Multi-Strategy Series M and Multi-Strategy Series G in proportion to its net assets. Any additional expenses directly related to the proposed combination and this Proxy Statement will be borne by the Adviser.

Q:   WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED COMBINATION?

A: It is expected that the combination will be accomplished on a tax-free basis. This means that the combination should not be a taxable event for U.S. federal income tax purposes for either Series or for any of their Shareholders.

Q:   IF APPROVED, WHEN WILL THE COMBINATION TAKE EFFECT?

A: Technical tax compliance reasons prevent immediate completion of the combination. However, if approved by Shareholders, the combination likely would be consummated (and the Agreement and Plan of Reorganization and Merger likely would take effect) in the last quarter of 2006.

Q: WHAT ARE THE PROPOSED CHANGES REGARDING THE SERIES' RETURN AND VOLATILITY TARGETS?

A: First, the Board of Directors recommends modifying Multi-Strategy Series G's return and volatility targets to a net annualized return range of 8% to 12% over any three- to five-year investment horizon with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%.

     Second, for the period following the Meeting and before the effective date of the combination, the Board of Directors recommends modifying Multi-Strategy Series M's return and volatility targets to a net annualized return range of 8% to 12% over any three- to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%, to match the corresponding new targets of Multi-Strategy Series G. This will allow the two pools to be operated subject to a single set of portfolio requirements for the remainder of the year.

     Third, the Board of Directors recommends confirming that the return and volatility targets for each of Multi-Strategy Series M and Multi-Strategy Series G are "non-fundamental policies" of the Company, which will permit the Board to change those targets from time to time in the future without the delays and expense of seeking another shareholder vote at that time. Any such change will, however, be made with prior notice to Shareholders.

Q:   WHAT ARE THE PROPOSED CHANGES TO THE BOARD OF DIRECTORS?

A: All Shareholders are being asked to consider the appointment to the Board of Mr. Joshua Weinreich to serve as an Independent Director, as that term is used for purposes of the Investment Company Act of 1940 (the "1940 Act"). Because rules under the 1940 Act specify that a certain percentage of the Board members must have been elected by Shareholders, Shareholders of the two Series also are being asked to approve the reappointment of the current Board members.

Q:   WHO IS ENTITLED TO VOTE ON THE PROPOSALS?

A: If you owned shares of the Company at the close of business on April 3, 2006, you are entitled to vote, even if you later sold the Shares. Each Share is entitled to one vote, with fractional shares voting proportionally.

Q:   WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS?

A: The required vote is somewhat different in connection with each proposal under consideration.

     As to the combination of the two Series, each Series' Shareholders must approve the combination and must do so by a simple majority vote (i.e., more than 50% of total Shares outstanding for each Series must vote for the combination). The two Series vote separately as to this proposal.

     As to the changes to a Series' return and volatility targets, that Series' Shareholders must approve the changes and must do so by an affirmative vote of the lesser of: (i) more than 50% of that Series' total Shares outstanding, or (ii) at least 67% of that Series' Shares present or represented by proxy at the Meeting, if at least 50% of that Series' outstanding Shares are present or represented by proxy. The two Series vote separately as to these proposals.

     As to the confirmation that a Series' return and volatility targets are "non-fundamental," that Series' Shareholders much approve the targets as such and must do so by an affirmative vote of the lesser of: (i) more than 50% of that Series' total Shares outstanding, or (ii) at least 67% of that Series' Shares present or represented by proxy at the Meeting, if at least 50% of that Series' outstanding Shares are present or represented by proxy. The two Series vote separately as to these proposals.

     As to the election of the Board of Directors, each Director is elected by the vote of a plurality of the Company's total Shares outstanding. The two Series vote together as to the election of the Board.

Q:   HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSALS?

A: Yes. At a meeting held on February 17, 2006, the Board of Directors, including the Independent Directors, approved each of the proposals as being in the best interests of the Shareholders.

Q:   HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

A: Based upon its evaluation of relevant information, and after consultation with counsel to the Company and to the Independent Directors regarding the legal issues involved, the Board of Directors, including the Independent Directors, unanimously recommends that you vote "FOR" each of the various proposals.

Q:   WHY SHOULD I VOTE?

A: Your vote makes a difference, no matter how few or how many Shares you own. If Shareholders fail to execute and submit their proxies, the Company may not receive enough votes to approve the proposals.

Q:   WHAT HAPPENS IF THE PROPOSALS ARE NOT APPROVED BY SHAREHOLDERS?

A: If any of the items to be considered are not approved by Shareholders, the Board of Directors will consider such alternatives at that juncture as it considers appropriate. It is expected, for example, that should Shareholders not approve the proposed combination, the Board of Directors instead may recommend and proceed with dissolution of Multi-Strategy Series M.

Q:   HOW DO I VOTE?

A: You have several different ways to vote. You may authorize proxies by mail, by phone, and online over the Internet. Please refer to the enclosed instructions relating to the various methods of voting. If you need more information or have any questions regarding any of the proposals or on how to vote, please contact your personal financial adviser or call us at 1-877-456-6399.

     YOUR VOTE IS IMPORTANT. PLEASE EXECUTE AND SUBMIT YOUR PROXY PROMPTLY.

    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                              ____________________

                                NOTICE OF MEETING
                              ____________________

        A SPECIAL MEETING OF SHAREHOLDERS IS TO BE HELD ON JUNE 30, 2006

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company") will be held at the offices of the Company, 731 Lexington Avenue, 28th Floor, Conference Room B, New York, New York 10022, on June 30, 2006, at 10:30 a.m., Eastern time, for the following purposes, all as more fully described in the accompanying Proxy Statement and Prospectus:

     1. For shareholders ("Shareholders") of Multi-Strategy Series M and Multi-Strategy Series G, to approve the combination of Multi-Strategy Series M with Multi-Strategy Series G, as contemplated in the Form of Agreement and Plan of Reorganization and Merger attached to the enclosed Proxy Statement and Prospectus as Exhibit I.

     2. For Shareholders of Multi-Strategy Series G, to approve a change in the return and volatility targets to which Multi-Strategy Series G is subject to a net annualized return range of 8% to 12% over any three- to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%.

     3. For Shareholders of Multi-Strategy Series M, to approve a change in the return and volatility targets to which Multi-Strategy Series M is subject to a net annualized return range of 8% to 12% over any three- to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%, which will match the corresponding new targets of Multi-Strategy Series G.

     4. For Shareholders of Multi-Strategy Series M and Shareholders of Multi-Strategy Series G, to confirm that their particular Series' return and volatility targets are "non-fundamental" investment restrictions.

     5. For Shareholders of Multi-Strategy Series M and Shareholders of Multi-Strategy Series G, to approve the election to the Board of Directors of each current member of the Board and the new Independent Director nominee, Mr. Joshua Weinreich.

     6. For Shareholders of Multi-Strategy Series M and Shareholders of Multi-Strategy Series G, to vote upon any other business properly brought before the Meeting, including any adjournments of the Meeting.

   The Board of Directors unanimously recommends that Shareholders vote "FOR"
                                 the proposals.

     The Board of Directors has fixed the close of business on April 3, 2006 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof. Shareholders who do not expect to attend the Meeting in person should complete, date and sign the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope. Alternatively, to submit a proxy via phone or the Internet, please refer to the enclosed form of proxy.

                                      By Order of the Board of Directors


                                      Christopher Hutt
                                      Assistant Secretary, Citigroup Alternative
                                        Investments
                                      Multi-Adviser Hedge Fund Portfolios LLC

New York, New York
Dated: May 12, 2006

                         PROXY STATEMENT AND PROSPECTUS

    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                              ____________________

                         SPECIAL MEETING OF SHAREHOLDERS
                              ____________________

                                  May 12, 2006

     This Proxy Statement and Prospectus is furnished to you in connection with a solicitation of proxies by the Board of Directors of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Company, to be held on June 30, 2006, at 10:30 a.m., Eastern time, and at any adjournments or postponements thereof, at the offices of the Company, 731 Lexington Avenue, 28th Floor, Conference Room B, New York, New York 10022, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders ("Shareholders") of record at the close of business on April 3, 2006 are entitled to receive notice of and to vote at the Meeting.

     Among other matters to be considered at the Meeting, it is proposed that the Shareholders of Multi-Strategy Series M and Multi-Strategy Series G approve a proposed combination of Multi-Strategy Series M with Multi-Strategy Series G, as contemplated in the Agreement and Plan of Reorganization and Merger (the "Plan" or the "Plan of Reorganization and Merger"), a form of which is attached hereto as Exhibit I. Under that proposal, each Multi-Strategy Series M Shareholder will be asked, in effect, to return its Multi-Strategy Series M Shares to the Company, which will issue to such Shareholder an equal aggregate dollar value of Shares of Multi-Strategy Series G.

     Multi-Strategy Series M and Multi-Strategy Series G currently are each separate series ("Series") of the Company, which is a limited liability company organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end investment company. The investment objective of each Series is to seek capital appreciation. This Proxy Statement and Prospectus, which should be retained for future reference, concisely sets forth information about Multi-Strategy Series G that Multi-Strategy Series M Shareholders should know before voting on the proposal or investing in Multi-Strategy Series G. This Proxy Statement and Prospectus also describes in more detail each of the various proposals introduced in the preceding "Q&A" discussion and the Notice of Special Meeting of Shareholders that accompanies this Proxy Statement and Prospectus. Because these proposals relate to each of the two Series, Shareholders of each of Multi-Strategy Series M and Multi-Strategy Series G should read them carefully.

     The Company's prospectus, dated August 1, 2005, as supplemented (the "Company's Prospectus"), is included in the package of materials that you received with this Proxy Statement and Prospectus. This document is incorporated herein by reference (legally considered to be a part of this Proxy Statement and Prospectus).

     Additional information about Multi-Strategy Series M and Multi-Strategy Series G is contained in a statement of additional information relating to this Proxy Statement and Prospectus (the "Statement of Additional Information" or "SAI"), including pro forma financial statements giving effect to the consummation of the Reorganization and Merger, and is on file with the Securities and Exchange Commission (the "Commission"). The Statement of Additional Information is available without charge, upon request by calling 1-877-456-6399 or by writing to the Company at 731 Lexington Avenue, 25th Floor, New York, New York 10022, Attention: Secretary of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC. The Statement of Additional Information, dated May 12, 2006, is incorporated herein by reference (legally considered to be a part of this Proxy Statement and Prospectus).

     The Commission maintains a web site (http://www.sec.gov) that contains the Company's Prospectus, the Company's SAI, other materials incorporated by reference and other information regarding the Company.

     The address of the principal executive offices of the Company is 731 Lexington Avenue, 25th Floor, New York, New York 10022 and the telephone number of the Company is 1-212 559-4999.

     These proxy materials will be mailed to Shareholders of record on or about May 12, 2006.

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved the Shares or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. The Shares involve investment risks, including the possible loss of principal.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

I.   PROPOSAL 1: APPROVAL OF THE PLAN OF REORGANIZATION AND MERGER.............1

          SUMMARY..............................................................1
          COMPARISON OF IMPORTANT FEATURES OF THE SERIES.......................1
          PRINCIPAL RISKS OF INVESTING IN THE COMPANY..........................5
          FEES AND EXPENSES....................................................7
          REASONS FOR THE REORGANIZATION AND MERGER...........................10
          INFORMATION ABOUT THE REORGANIZATION AND MERGER.....................11

II.  PROPOSALS 2, 3 AND 4: CHANGES RELATED TO THE SERIES' RETURN AND
          VOLATILITY TARGETS..................................................13

          SUMMARY.............................................................13
          PROPOSAL 2:  MODIFICATION OF MULTI-STRATEGY SERIES G'S RETURN AND
                VOLATILITY TARGETS............................................14
          PROPOSAL 3:  MODIFICATION OF MULTI-STRATEGY SERIES M'S RETURN AND
                VOLATILITY TARGETS............................................14
          PROPOSAL 4:  CONFIRMATION OF THE SERIES' RETURN AND VOLATILITY
                TARGETS AS "NON-FUNDAMENTAL POLICIES".........................15

III. PROPOSAL 5:  ELECTION OF THE DIRECTORS...................................15

          SUMMARY.............................................................15
          INFORMATION REGARDING THE NEW INDEPENDENT DIRECTOR NOMINEE..........15
          INFORMATION REGARDING THE CURRENT BOARD OF DIRECTORS AND OFFICERS
                OF THE COMPANY................................................15
          INDEPENDENT DIRECTORS...............................................17
          INTERESTED DIRECTOR.................................................17
          OFFICERS............................................................18

IV.  MISCELLANEOUS............................................................19

          ADDITIONAL INFORMATION ABOUT THE SERIES.............................19
          INFORMATION CONCERNING THE MEETING..................................19
          FINANCIAL STATEMENTS................................................21
          SHAREHOLDER PROPOSALS...............................................21
          LEGAL PROCEEDINGS...................................................21
          LEGAL OPINIONS......................................................21
          OTHER INFORMATION REGARDING THE DIRECTORS...........................21
          OTHER INFORMATION REGARDING KPMG LLP AS THE COMPANY'S INDEPENDENT
                REGISTERED PUBLIC ACCOUNTING FIRM.............................23

EXHIBIT I ...................................................................I-1

I.   PROPOSAL 1:  APPROVAL OF THE PLAN OF REORGANIZATION AND MERGER
     --------------------------------------------------------------

                                     SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus, the Company's Prospectus and in the Agreement and Plan of Reorganization and Merger, attached hereto as Exhibit I.

     The Board of Directors of the Company (the "Board" or the "Board of Directors"), including the Directors who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Directors"), have unanimously approved an Agreement and Plan of Reorganization and Merger (the "Plan" or the "Plan of Reorganization and Merger"), a form of which is attached hereto as Exhibit I. While there are multiple steps to the reorganization and merger, as further described under the heading "Information About the Reorganization and Merger," the surviving entity effectively will be Multi-Strategy Series G, which will upon completion of the merger (the "Merger," together with the other steps to the transaction, the "Reorganization and Merger"), be owned by Shareholders of both Multi-Strategy Series M and Multi-Strategy Series G and will hold all the assets previously held by both Multi-Strategy Series M and Multi-Strategy Series G.

     As a result of the Reorganization and Merger, each Multi-Strategy Series M Shareholder will cease to be a Shareholder of Multi-Strategy Series M and will become a Shareholder of Multi-Strategy Series G. No sales charge or redemption fee will be imposed at the time of the Reorganization and Merger.

     For the reasons set forth in the "Reasons for the Reorganization and Merger" section, the Board of Directors has unanimously concluded that the Reorganization and Merger is in the best interests of Multi-Strategy Series M, Multi-Strategy Series G and their Shareholders.

Federal Income Tax Considerations

     As a condition to the closing of the Reorganization and Merger, the Company will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization and Merger will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by Multi-Strategy Series G, Multi-Strategy Series M or their Shareholders as a result of the Reorganization and Merger. See "Information about the Reorganization and Merger
- Tax Consequences of the Reorganization and Merger."

                 COMPARISON OF IMPORTANT FEATURES OF THE SERIES

The Investment Objectives and Policies of the Series

     This section summarizes the investment policies of Multi-Strategy Series G and Multi-Strategy Series M. For a complete description of the investment policies and risks for Multi-Strategy Series G, you should read the Company's Prospectus (enclosed), which is incorporated by reference into this Proxy Statement and Prospectus.

     Multi-Strategy Series G and Multi-Strategy Series M currently share the same investment objective to seek capital appreciation. Each Series seeks to achieve its objective principally through investing in investment funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leveraged or short sale positions to take advantage of perceived inefficiencies across the global capital markets and are referred to as "alternative" strategies in contrast to the long only, limited leverage investment programs of conventional registered investment companies such as mutual funds. Because Investment Funds following alternative investment strategies (whether hedged or not) are often described as "hedge funds," the investment program of each Series can be referred to as a fund of hedge funds.

     The Series currently have different return and volatility targets. Multi-Strategy Series M currently seeks to realize a targeted annualized net return to its Shareholders over any three- to five-year investment horizon equal to the return for that period of three-month U.S. Treasury Bills plus 6.0%, with targeted annualized volatility as measured by standard deviation of less than 5.5%; and Multi-Strategy Series G currently seeks to realize a targeted annualized net return to its Shareholders over any three- to five-year investment horizon equal to the return for that period of three-month U.S. Treasury Bills plus 8.5%, with targeted annualized volatility as measured by standard deviation of less than 7.5%. In accord with these differing return/volatility targets, Citigroup Alternative Investments LLC ("CAI" or the "Adviser") currently allocates a greater portion of the investments it identifies as having increased return potential (with generally more variable expected returns as to both gains and losses) to Multi-Strategy Series G than it does to Multi-Strategy Series M. No assurance can be given, however, that a Series' investment objective or its particular return/volatility targets will be achieved. In addition, although Multi-Strategy Series G currently targets a higher return, and therefore a higher risk/volatility profile than Multi-Strategy Series M, no assurance can be given that either Series will not lose money, and under certain circumstances Multi-Strategy Series M actually may experience greater losses than Multi-Strategy Series G.

     As described in the enclosed "Q&A" and Notice of Special Meeting of Shareholders and in Section II hereof, the Board of Directors is recommending that the Shareholders of the Series approve three proposals regarding the Series' return and volatility targets. (See the discussion of Proposals 2, 3 and 4 below.)

Investment Restrictions

     A Series may not change a fundamental investment restriction without the approval of holders of a "majority of the outstanding voting securities" of the Series. As defined in the 1940 Act, and as used herein, the term "majority of the outstanding voting securities" of a Series means the vote of the holders of the lesser of (i) 67% of the shares of the Series present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Series are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Series. Each Series has adopted the same fundamental investment restrictions limiting its ability to: (i) invest in issuers engaged in any single industry; (ii) issue senior securities; (iii) act as an underwriter; (iv) lend any security or make loans; (v) buy or sell commodities or commodity (futures) contracts; and (vi) purchase or sell real estate. Other than as described in Section II hereof with respect to the Series' return/volatility targets, no changes are recommended to any of the fundamental investment restrictions.

Dividends

     Each Series has the same distribution policy with respect to dividends and net capital gains, if any. Each Series expects to make distributions necessary to obtain the benefits of qualifying as a regulated investment company ("RIC") under the U.S. Internal Revenue Code of 1986 (the "Code") and to avoid corporate-level federal income tax. However, it is possible that some excise tax will be incurred and, although not currently anticipated, there are circumstances in which either or both Series may elect not to make the distributions necessary to avoid this tax. Each Series intends to distribute all of its net investment income and realized net capital gains, if any, at least annually.

     Pursuant to each Series' Automatic Dividend Reinvestment Plan, unless a Shareholder is ineligible or otherwise elects, all distributions of dividends and capital gains are automatically reinvested by the Series in additional shares of such Series. Election not to participate in the Automatic Dividend Reinvestment Plan and to receive all dividends and capital gain distributions in cash may be made by notice to a Shareholder's broker or dealer (who should be directed to so inform the Series).

Form of Organization

     Multi-Strategy Series M and Multi-Strategy Series G are each series of the Company, which is a limited liability company organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end investment company. The Company is authorized to issue an unlimited number of Shares of Multi-Strategy Series M and Multi-Strategy Series G, all at $0.00001 par value per Share.

     Both Series are governed by the Company's common Limited Liability Company Agreement. The business and affairs of the Company and each Series are managed under the direction of the Company's Board of Directors. See "Management of the Company - Board of Directors" in the Company's Prospectus.

Management and Administrative Arrangements

     The investment manager for each of the Series is CAI, located at 731 Lexington Avenue, 25th Floor, New York, New York 10022. If Shareholders approve the Reorganization and Merger, Multi-Strategy Series G (which at that time would include the current assets of Multi-Strategy Series M) will continue to be managed by CAI, following consummation of the Reorganization and Merger.

     CAI, a limited liability company organized under the laws of the State of Delaware, has the responsibility to implement the investment program of each Series, subject to the ultimate supervision of, and any policies established by, the Board of Directors. This will not change as a result of the Reorganization and Merger. Under the terms of an Investment Advisory Agreement initially effective as of November 1, 2002, CAI as investment manager allocates each Series' assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with each Series' investment objective and whether its investment performance and other criteria are satisfactory. CAI is an indirect, wholly owned subsidiary of Citigroup, and is considered to be the alternative investment management unit of Citigroup. CAI and its affiliates had assets under management of over $38.3 billion in alternative investments as of January 31, 2006.

     The advisory fee rates that are currently payable by the Series under the Investment Management Agreement are identical, and, effective as of August 1, 2005, are at the annual rate, payable monthly, of 1.5% of net assets. This advisory fee rate will not change as a result of the Reorganization and Merger. (For the fiscal year ended March 31, 2005, and the subsequent interim period ended July 31, 2005, Multi-Strategy Series G paid the Adviser an advisory fee at the annual rate of 2.25% of net assets. For the fiscal year ended March 31, 2005, and the subsequent interim period ended July 31, 2005, Multi-Strategy Series M paid the Adviser an advisory fee at the annual rate of 2% of net assets.)

     CAI also provides certain administrative services to the Company. For its services as a co-administrator, CAI receives no fee.

     The Company has entered into an administration agreement with PFPC, Inc. ("PFPC") pursuant to which PFPC performs certain administrative services for the Series. For its services as a co-administrator, PFPC is entitled to receive from each Series an annual fee, payable monthly, of 0.075% of each Series' first $200 million of average net assets, 0.05% of each Series' next $150 million of average net assets and 0.035% of each Series' average net assets in excess of $350 million and an annual Shareholder processing fee of $150 per Shareholder per year, for each of the first 500 Shareholders, plus $100 per Shareholder per year, for each of the next 500 Shareholders, plus $85 per Shareholder per year, for each of the next 1,000 Shareholders, plus $50 per Shareholder per year, for each investor in excess of 2,000. PFPC also serves as the dividend disbursing agent for each Series.

Placement Agents and Distributors

     One or more Placement Agents, who may be affiliated with the Adviser, may be appointed by the Company from time to time and will serve in that capacity on a reasonable best efforts basis, subject to various conditions. Placement fees payable to the Placement Agents are deducted from a prospective investor's subscription amount, will not be applied to the purchase of Shares made by the investor and will not be part of the assets of the particular Series. The Adviser or its affiliates also may pay from their own resources additional compensation to the Placement Agents in connection with placement of shares or servicing of investors.

     The Adviser is an affiliate of Citigroup Global Markets Inc. (and its division Smith Barney), as well as certain Citibank, N.A. branches and affiliates through which the Citigroup Private Bank engages in business. These branches and affiliates may act as Placement Agents or Distributors of investment vehicles advised by CAI (such as the Company) and will be compensated for their services in a variety of manners (which include placement fees and payments calculated by reference to incentive fees and management fees earned by
CAI).

Board of Directors

     The Board of Directors of the Company currently consists of three members, two of whom are Independent Directors. Raymond Nolte, Charles Hurty and Steven Krull serve as Directors, and both Mr. Hurty and Mr. Krull are Independent Directors.

     Shareholders of the Company will vote on the election of Directors at the Meeting. All of the current members of the Board of Directors have been nominated for reelection. In addition, Mr. Joshua Weinreich has been nominated to serve as an Independent Director. Biographical information regarding each of the current Directors and Mr. Weinreich is provided later in this Proxy Statement and Prospectus under Section III hereof. (See the discussion of Proposal 5 below.)

Purchase of Shares of Multi-Strategy Series M and Multi-Strategy Series G

     Investors may purchase Shares of Multi-Strategy Series G through Placement Agents and Distributors, described above under the heading "Placement Agents and Distributors." Investors could purchase Shares of Multi-Strategy Series M until February 28, 2006 (when such purchases were suspended in light of the planned transactions that are the subject of this Proxy Statement and Prospectus). The Series have identical purchase procedures, and no changes to these procedures will result from the Reorganization and Merger.

     Shares are offered at their Series' net asset value per Share, and each Share subscribed for represents a capital investment in the particular Series in that amount. The minimum initial investment in a Series from each investor is $25,000 (gross of any placement fees described below), and the minimum additional investment in a Series is $10,000, at all times in increments of $5,000. The minimum initial and additional investments may be reduced by PFPC or CAI as administrators with respect to individual investors or classes of investors (for example, with respect to certain key employees, officers or directors of the Company, the Adviser or their affiliates). The Board of Directors may, in its discretion, cause the Company to repurchase a Shareholder's entire interest in a Series (i.e., all shares of that Series held by the Shareholder) if the Shareholder's investment balance in the Series, as a result of repurchase or transfer requests by the Shareholder, is less than $25,000 (or any lower amount equal to the Shareholder's initial subscription amount net of placement fees).

     No Shareholder of the Series will have the right to require the Company to redeem the Shares. No public market for Shares of the Series exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Company. Multi-Strategy Series M and Multi-Strategy Series G have identical repurchase procedures, as described below, and no changes to these procedures will result from the Reorganization and Merger.

Repurchases of Shares

     The Company may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on terms and conditions as the Board of Directors may determine in its sole discretion. Each such repurchase offer may be limited to shares of one or more Series and will generally apply to 5-15% of the net assets of the particular Series. In determining whether the Company should offer to repurchase Shares from Shareholders, the Board of Directors will consider the recommendation of the Adviser and various other business and legal matters. The Company's initial repurchase of shares was completed as of June 30, 2003, and the Adviser has recommended (and expects to continue to recommend) quarterly repurchase offers since then, generally as of the last business day of each March, June, September and December. The current such repurchase offer was mailed to Shareholders on or about March 28, 2006.

Exchanges

     Neither Shares of Multi-Strategy Series M nor Shares of Multi-Strategy Series G may be exchanged for shares of any other investment fund.

                   PRINCIPAL RISKS OF INVESTING IN THE COMPANY

     The principal risks associated with an investment in Multi-Strategy Series M and Multi-Strategy Series G are the same. These risks are discussed below. As a result of these risks, the value of your investment in Multi-Strategy Series G, as in Multi-Strategy Series M, will fluctuate, which means you could lose money.

     The Investment Program of Each Series Is Speculative and Entails Substantial Risks. All securities investing and trading activities risk the loss of capital. No assurance can be given that a Series' investment objective or its particular return/volatility targets will be achieved. Each Series' performance depends upon the performance of the Investment Funds and the Adviser's ability to effectively select Investment Funds and allocate and reallocate the Series' assets among them. Each Investment Fund's use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses. As a non-diversified investment company, none of the Series is subject to the percentage limitations imposed by the 1940 Act on the portion of its assets that may be invested in the securities of any one issuer. As a result, the investment portfolio of each Series may be subject to greater risk and volatility than if the portfolio were invested in the securities of a broader range of issuers.

     Investment in a Series Is Not Suitable for All Investors. Prospective investors in the Company should review carefully the discussion under the captions "Types of Investments and Related Risks" and "Other Risks" in the Company's Prospectus for specific risks associated with each Series' and the Investment Managers' styles of investing. An investment in a Series should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and have sufficient capital to sustain the loss of their entire investment in the Series.

     Investment Funds Pursue Various Investment Strategies. The Investment Funds selected by a Series may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. The Investment Funds may invest and trade in equity and debt securities (including initial public offerings), and may also invest and trade in equity related instruments, currencies, financial futures and debt related instruments. Some of these securities or other instruments may be restricted or illiquid so that it may not be possible to sell them at the most opportune times or at prices approximating the value at which they were purchased. In addition, the Investment Funds may sell securities short and use a wide range of other investment techniques. The Investment Funds generally are not limited in the markets, either by location or type, such as large capitalization, small capitalization or non-U.S. markets, in which they invest, or the investment discipline that their Investment Managers may employ, such as value or growth or bottom up or top down analysis. Special risks apply to investing in both non-U.S. and smaller capitalization issuers. The Investment Funds may use various investment techniques for hedging and non-hedging purposes. An Investment Fund may, for example, sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described in the Company's Prospectus. The use of these techniques may be an integral part of an Investment Fund's investment strategy and may involve certain risks. The Investment Funds may use leverage, which also entails risk. See "Types of Investments and Related Risks" in the Company's Prospectus.

     The Investment Funds or a Series May Use Leverage. Some or all of the Investment Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks (i.e., through credit facilities, lines of credit, or other margin or borrowing arrangements) for investment purposes. Use of leverage in this manner is speculative and involves certain risks. A Series may borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Shares or for temporary or emergency purposes. In general, the use of leverage by Investment Funds or a Series will increase the volatility of the Investment Funds or the Series.

     There Are Special Tax Risks. In order to qualify as a regulated investment company or RIC under Subchapter M of the Code and to avoid being taxed as a corporation for federal income tax purposes, each Series must satisfy, among other requirements, certain ongoing asset diversification, source of income and distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment for RICs require that a Series obtain information from the Investment Funds in which the Series is invested. To facilitate the information gathering process and compliance with certain asset diversification requirements, each Series has retained an independent third-party service provider to mediate, in certain respects, the interaction with the Investment Funds. The primary role of the third-party service provider is to collect and aggregate information with respect to the Investment Funds' holdings and to test those holdings against the diversification requirements outlined in Subchapter M of the Code. The Adviser also has established internal policies and procedures for monitoring the compliance process, but nonetheless relies in substantial part on the service provider referenced in the prior sentence.

     If before the end of any quarter of its taxable year, a Series believes that it may fail the asset diversification requirement, the Series may seek to take certain actions to avert such a failure. A Series may try to acquire additional interests in Investment Funds to bring itself into compliance with the asset diversification test. However, the action frequently taken by regulated investment companies to avert such a failure, the disposition of non-diversified assets, may be difficult for the Series to pursue because a Series may effect withdrawals from an Investment Fund only at certain times specified by the governing documents of the particular fund. While relevant provisions also afford a Series a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the same constraints on a Series' ability to effect a withdrawal from an Investment Fund may limit utilization of this cure period.

     If the Series fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a regulated investment company under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to the Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Series' current and accumulated earnings and profits. Accordingly, disqualification as a regulated investment company would have a material adverse effect on the value of a Series' Shares and the amount of a Series' distributions. See "Tax Aspects Applicable As Of and After the Tax Conversion Date" in the Company's Prospectus.

     The Shares Have Limited Liquidity. It is not anticipated that Shares will be listed on any securities exchange or traded in other markets, and Shares will be subject to substantial restrictions on transfer. Although the Company expects to offer to repurchase Shares of a Series from the Shareholders from time to time, no assurance can be given that these repurchases will occur. See "Types of Investments and Related Risks" and "Redemptions, Repurchases and Transfers of Shares" in the Company's Prospectus.

     The Investment Funds Operate Independently of the Series and Are Largely Unregulated. The Investment Funds generally will not be registered as investment companies under the 1940 Act and each Series, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. While the Adviser in many instances seeks to negotiate arrangements that provide for regular reporting of performance and portfolio data by the Investment Funds, at times the only means of obtaining independent verification of performance data will be reviewing an Investment Fund's annual audited financial statements. Absent such negotiated arrangements (or as otherwise may be provided in the Investment Fund's governing documents), Investment Funds are not contractually or otherwise obligated to inform their investors, including the Series, of details surrounding their investment strategies. (This means, for example, that if two or more of a Series' Investment Funds were to invest significantly in the same company or industry, the Series' investments could be "concentrated" in that company or industry without the Adviser having had the prior opportunity to assess the risks of such concentration.) In addition, the Company, the Series and the Adviser have no control over the Investment Funds' investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Investment Manager in these areas. The performance of each Series is entirely dependent on the success of the Adviser in selecting Investment Funds for investment by the Series and the allocation and reallocation of each Series' assets among Investment Funds.

     Investors May Be Able to Invest in the Investment Funds Directly at a Lower Cost than Investing Indirectly through a Series. An investor who meets the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that generally will be substantially higher than those imposed by the Company, could invest directly in the Investment Funds. By investing in the Investment Funds indirectly through a Series, an investor bears a proportionate part of the asset-based fees and other expenses paid by the particular Series to the Adviser and other expenses of the Series, and also indirectly bears a portion of the asset-based fees, performance compensation and other expenses borne by each Series as an investor in the Investment Funds.

     Each Series Bears the Fees of its Underlying Investment Managers and the Fee Arrangements of Those Managers May Involve Special Risks. Each Investment Manager to which the Adviser allocates the assets of a Series generally will charge the Series, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation (either fees or in the form of profit "allocations"). The asset-based fees of the Investment Managers generally are expected to range from 1% to 3% annually of the net assets under their management and the performance compensation to the Investment Managers generally is expected to range from 15% to 25% of net profits annually. The receipt of performance compensation by an Investment Manager may create an incentive for an Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of such incentive. In addition, because performance compensation generally will be calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, such compensation may be greater than if it were-based solely on realized gains.

     An Investment Manager to an Investment Fund will receive any performance compensation to which it is entitled irrespective of the performance of the other Investment Funds and each Series generally. Thus, an Investment Manager with positive performance may receive performance compensation from a Series, as an investor in an underlying Investment Fund, and indirectly from the Series' investors, even if the Series' overall returns are negative. Investment decisions for the Investment Funds are made by the Investment Managers independently of each other. Consequently, at any particular time, one Investment Fund may be purchasing interests in an issuer that at the same time are being sold by another Investment Fund. Investing by Investment Funds in this manner could cause a Series to indirectly incur certain transaction costs without accomplishing any net investment result.

     There Are Special Risks Related to a Series' Investments in the Investment Funds. Each Series may make additional investments in, or withdrawals from, the Investment Funds only at certain times specified in the governing documents of the Investment Funds (or in such negotiated "side letter" or similar arrangements as the Adviser may be able to enter into with the Investment Fund on behalf of a Series). In addition, each Series may be subject to fees imposed on its withdrawals from the Investment Funds, especially with respect to "early withdrawals" made within one year of its initial investment in a particular Investment Fund. A portion of the assets of certain Investment Funds also may be invested in longer term strategies, further restricting liquidity of the Company's investment in these Investment Funds.

     To the extent a Series' holdings in an Investment Fund afford it no ability to vote on matters relating to the Investment Fund, the Series will have no say in matters that could adversely affect the Series' investment in the Investment Fund.

     Investment Funds may be permitted to distribute securities in kind to investors, including a Series. Securities that a Series may receive upon a distribution may be illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Series.

                                FEES AND EXPENSES

                   FEES AND EXPENSES - MULTI-STRATEGY SERIES M

     The following table illustrates the fees and expenses that Multi-Strategy Series M expects to incur and that Shareholders investing in Multi-Strategy Series M can expect to bear directly or indirectly.

          SHAREHOLDER TRANSACTION FEES

          Maximum placement fee (percentage of purchase amount)         3.00%(1)

          Maximum repurchase fee                                            None

          ANNUAL EXPENSES (as a percentage of Multi-Strategy
             Series M's net assets)

          Management Fee                                                   1.50%

          Administrative Fee                                               0.30%

          Other Expenses                                                   0.86%


          Total Annual Expenses (other than interest expense)              2.66%

----------------
(1) In connection with initial and additional investments, investors may be charged placement fees (sales commissions) of up to 3.0% of the amounts transmitted in connection with their subscriptions (depending on the amounts subscribed for; investments of $5,000,000 or more will not be subject to placement fees) in the discretion of their Placement Agent. The placement fee will be deducted from a prospective investor's subscription amount, will not be applied to the purchase of Shares by the investor and will not be part of the assets of the Series. Such placement fees are not included in the presentation of per annum fees and expenses in the table above. See "Subscriptions for Shares - Placement Fees" in the Company's Prospectus.

     The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. "Other Expenses," as shown above, are based on estimated expenses for the fiscal year ended March 31, 2006 (reflecting average net assets over that period and as calculated to the knowledge of the Company as of the date of this Proxy Statement and Prospectus), and include professional fees and other expenses that the Series will bear directly, including custody fees and expenses, as well as expenses related to the offering. The Series also will bear costs and expenses as an investor in the Investment Funds (including fees that may be imposed on its withdrawals of assets invested in the Investment Funds), which costs and expenses are not reflected in the table and will reduce the Series' investment returns. Specifically, the Series will be subject to asset-based fees of 1-3% of the Series' investment in any Investment Fund and generally also will be subject to performance-based fees of 15-25% of net profits earned on that investment. Finally, please note that "Other Expenses," as shown above, although based on the prior fiscal year's actual expenses, has been adjusted to reflect estimated fees to be paid to a third-party service provider retained to assist the Company with certain tax compliance matters, which received fees only during part of the prior year but which is expected to receive fees throughout the year ending March 31, 2007. For a more complete description of the various fees and expenses of the Company, see "Company Expenses," "Management Fee," "Administrator" and "Subscriptions for Shares" in the Company's Prospectus.

Example

     You would pay the following fees and expenses on a $25,000 investment (minimum initial investment) in Multi-Strategy Series M, assuming a 5% annual return:*

                      1 year                       3 years
                     -------                      ---------
                     $1,445                        $2,937

     The Example is based on the estimated fees and expenses set out above (and also reflects the maximum 3.0% placement fee that may be assessed on a $25,000 investment in the Series). It should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Series may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Series.

----------------
*    On an investment of $1,000, the Example would be as follows:

Example

     You would pay the following fees and expenses on a $1,000 investment in Multi-Strategy Series M, assuming a 5% annual return:

                      1 year                      3 years
                     -------                      -------
                     $58                          $117

                   FEES AND EXPENSES - MULTI-STRATEGY SERIES G

     The following table illustrates the fees and expenses that Multi-Strategy Series G expects to incur and that Shareholders investing in Multi-Strategy Series G can expect to bear directly or indirectly. [No changes to this table are expected to be required for the year ending March 31, 2007 after giving effect to the Reorganization and Merger.] [If changes are expected, we will add a pro forma column showing them.]

          SHAREHOLDER TRANSACTION FEES

          Maximum placement fee (percentage of purchase amount)         3.00%(1)

          Maximum repurchase fee                                            None

          ANNUAL EXPENSES (as a percentage of Multi-Strategy
                Series G's net assets)

                Management Fee                                             1.50%

                Administrative Fee                                         0.30%

                Other Expenses                                             0.78%

          Total Annual Expenses (other than interest expense)              2.58%

---------------------
(1) In connection with initial and additional investments, investors may be charged placement fees (sales commissions) of up to 3.0% of the amounts transmitted in connection with their subscriptions (depending on the amounts subscribed for; investments of $5,000,000 or more will not be subject to placement fees) in the discretion of their Placement Agent. The placement fee will be deducted from a prospective investor's subscription amount, will not be applied to the purchase of Shares by the investor and will not be part of the assets of the Series. Such placement fees are not included in the presentation of per annum fees and expenses in the table above. See "Subscriptions for Shares--Placement Fees" in the Company's Prospectus.

     The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. "Other Expenses," as shown above, are based on estimated expenses for the fiscal year ended March 31, 2006 (reflecting average net assets over that period and as calculated to the knowledge of the Company as of the date of this Proxy Statement and Prospectus), and include professional fees and other expenses that the Series will bear directly, including custody fees and expenses, as well as expenses related to the offering. The Series will also bear costs and expenses as an investor in the Investment Funds (including fees that may be imposed on its withdrawals of assets invested in the Investment Funds), which costs and expenses are not reflected in the table and will reduce the Series' investment returns. Specifically, the Series will be subject to asset-based fees of 1-3% of the Series' investment in any Investment Fund and generally also will be subject to performance-based fees of 15-25% of net profits earned on that investment. Finally, please note that "Other Expenses," as shown above, although based on the prior fiscal year's actual expenses, has been adjusted to reflect estimated fees to be paid to a third-party service provider retained to assist the Company with certain tax compliance matters, which received fees only during part of the prior year but which is expected to receive fees throughout the year ending March 31, 2007. For a more complete description of the various fees and expenses of the Company, see "Company Expenses," "Management Fee," "Administrator" and "Subscriptions for Shares" in the Company's Prospectus.

Example

     You would pay the following fees and expenses on a $25,000 investment (minimum initial investment) in Multi-Strategy Series G, assuming a 5% annual return:*

                      1 year                       3 years
                     -------                      ---------
                     $1,402                       $2,802

     The Example is based on the estimated fees and expenses set out above (and also reflects the maximum 3.0% placement fee that may be assessed on a $25,000 investment in the Series). It should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Series may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Series.

---------------------
*    On an investment of $1,000, the Example would be as follows:

Example

     You would pay the following fees and expenses on a $1,000 investment in Multi-Strategy Series G, assuming a 5% annual return:

                      1 year                      3 years
                     -------                      -------
                     $56                          $112

                    REASONS FOR THE REORGANIZATION AND MERGER

     The Board of Directors of the Company has determined that it is in the best interest of the Shareholders of each of Multi-Strategy Series M and Multi-Strategy Series G to combine into a single investment pool having the same investment objectives and policies as those of Multi-Strategy Series G, as contemplated in the Form of Agreement and Plan of Reorganization and Merger attached to the enclosed Proxy Statement and Prospectus as Exhibit I. The Board of Directors believes the proposed Reorganization and Merger will benefit Multi-Strategy Series M Shareholders because the Adviser has advised that Multi-Strategy Series M's expenses relative to its present asset levels make its continued operation as a separate Series of the Company potentially impracticable. The Adviser also has indicated that (through new Share purchases by investors, for example) it does not expect asset growth to create sufficient economies of scale to reduce the Series' expense ratio in a timely fashion. Combining Multi-Strategy Series M with Multi-Strategy Series G therefore provides the opportunity for Multi-Strategy Series M Shareholders to continue to obtain exposure, in a tax efficient manner, to a similar investment program offered by the same institution and management team. From the point of view of both Multi-Strategy Series M and Multi-Strategy Series G Shareholders, the increased asset base that will result from their combination should improve investment flexibility and may result over time in reduced per share expense levels.

     For the reasons described above, the Board, including the Independent Directors, has approved the combination of Multi-Strategy Series M with Multi-Strategy Series G. The Board unanimously recommends that Shareholders of Multi-Strategy Series M and Multi-Strategy Series G vote "FOR" approval of the Reorganization and Merger.

                 INFORMATION ABOUT THE REORGANIZATION AND MERGER

Agreement and Plan of Reorganization and Merger

     The following summary of the Plan of Reorganization and Merger is qualified in its entirety by reference to the form of such Plan attached to this Proxy Statement and Prospectus as Exhibit I. The Plan provides that, subject to the requisite approval of the Shareholders of Multi-Strategy Series M and Multi-Strategy Series G, Multi-Strategy Series M first will be reorganized in the manner described in this paragraph. The Reorganization will be effected by transferring the assets of Multi-Strategy Series M to New Multi-Strategy Series M, a newly formed subsidiary of Multi-Strategy Series M to be organized as a separate limited liability company or corporation, in exchange for 100% of the shares of New Multi-Strategy Series M. Promptly thereafter, and as part of the Reorganization, Multi-Strategy Series M will be dissolved following distribution of the New Multi-Strategy Series M shares held by Multi-Strategy Series M to Multi-Strategy Series M's Shareholders. Promptly thereafter, New Multi-Strategy Series M will be merged into Multi-Strategy Series G in a transaction qualifying as a statutory merger for purposes of the Delaware Limited Liability Company Act. The surviving entity will be Multi-Strategy Series G, which will upon completion of the Merger, be owned by Shareholders of both Multi-Strategy Series M and Multi-Strategy Series G and will hold all the assets previously held by both Multi-Strategy Series M and Multi-Strategy Series G. Upon the completion of these various steps to the Reorganization and Merger, current Multi-Strategy Series M Shareholders participating in the Reorganization and Merger will have surrendered their Multi-Strategy Series M Shares and received Multi-Strategy Series G Shares equal in aggregate dollar value to the Shares of Multi-Strategy Series M held by such Shareholders immediately before the transaction. As a result, each Multi-Strategy Series M Shareholder will cease to be a Shareholder of Multi-Strategy Series M and will become a Shareholder of Multi-Strategy Series G.

     The Plan of Reorganization and Merger may be amended or abandoned at any time prior to completion of the Reorganization and the Merger. The Company will provide Shareholders with information describing any material amendment to the Plan prior to Shareholder consideration. The obligations of the parties under the Plan are subject to various conditions, including approval by Multi-Strategy Series M and Multi-Strategy Series G Shareholders holding the requisite number of Shares and the continuing accuracy of various representations and warranties made by the parties.

     For technical reasons relating to tax requirements applicable to Multi-Strategy Series M under Subchapter M of the Code, completion of the Reorganization and Merger is not contemplated until the fourth quarter of 2006. Shareholders of the Company will be advised of the same promptly upon its completion.

Expenses Resulting from the Reorganization

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus ("proxy expenses") will be borne by the Company and will be applied to each Series in proportion to its net assets. The proxy expenses are currently estimated to be approximately $95,000 in the aggregate. The Company will bear those expenses directly related to the Reorganization and Merger including the proxy expenses not exceeding 0.10% of the combined unaudited net asset value of Multi-Strategy Series M and Multi-Strategy Series G as of March 31, 2006. These expenses will be applied to each of Multi-Strategy Series M and Multi-Strategy Series G in proportion to its net assets. Any additional proxy expenses or other expenses directly related to the Reorganization and Merger will be borne by the Adviser.

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, phone, telegraph or personal interview by officers of the Company or by representatives of CAI, PFPC or the Company's Placement Agents. The cost of soliciting proxies will be borne by the Company, except that any costs associated with time committed by personnel of the Adviser and/or the Placement Agents will be borne by such organizations.

Tax Consequences of the Reorganization and Merger

     The Reorganization and Merger are each intended to qualify for federal income tax purposes as a tax free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization and Merger, the Company will receive the opinion of Shearman & Sterling LLP, counsel to the Company, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts and assumptions and certain representations of the Company or the Adviser, substantially to the effect that, with respect to the Reorganization:

     1. The Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and Multi-Strategy Series M and New Multi-Strategy Series M each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. The Shareholders of Multi-Strategy Series M will not recognize gain or loss upon the exchange of all of their Shares of Multi-Strategy Series M solely for shares of New Multi-Strategy Series M as described in this Proxy Statement and Prospectus and the Plan. No gain or loss will be recognized by Multi-Strategy Series M upon the transfer of its assets to New Multi-Strategy Series M in exchange for all the shares of New Multi-Strategy Series M. In addition, no gain or loss will be recognized by Multi-Strategy Series M on the distribution of New Multi-Strategy Series M shares to Multi-Strategy Series M Shareholders (in liquidation of Multi-Strategy Series M). Nor will gain or loss be recognized by New Multi-Strategy Series M upon the acquisition of the assets of Multi-Strategy Series M in exchange solely for voting shares of New Multi-Strategy Series M and the assumption of the liabilities, if any, of Multi-Strategy Series M;

     3. New Multi-Strategy Series M's tax basis for the assets of Multi-Strategy Series M will be the same as the tax basis of these assets when held by Multi-Strategy Series M immediately before the Reorganization, and the holding period of such assets acquired by New Multi-Strategy Series M will include the holding period of such assets when held by Multi-Strategy Series M. Each Multi-Strategy Series M Shareholder's tax basis for the New Multi-Strategy Series M shares received by such Shareholder pursuant to the Reorganization will be the same as such Shareholder's tax basis in Multi-Strategy Series M Shares exchanged therefor; and

     4. The holding period of the New Multi-Strategy Series M shares received by the Shareholders of Multi-Strategy Series M will include the holding period of their Multi-Strategy Series M Shares exchanged therefor, provided that the Multi-Strategy Series M Shares were held as capital assets on the date of the Reorganization.

and, with respect to the Merger:

     1.   The Merger will constitute a "reorganization" within the meaning of
     Section 368(a) of the Code, and the Multi-Strategy Series G and New Multi-Strategy Series M each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. The shareholders of New Multi-Strategy Series M (formerly, the Shareholders of Multi-Strategy Series M) will not recognize gain or loss upon the exchange of all of their shares of New Multi-Strategy Series M solely for Shares of Multi-Strategy Series G as described in this Proxy Statement and Prospectus and the Plan. No gain or loss will be recognized by New Multi-Strategy Series M upon the transfer of its assets to the Multi-Strategy Series G and the assumption by the Multi-Strategy Series G of the liabilities, if any, of New Multi-Strategy Series M in the Merger. Nor will gain or loss be recognized by the Multi-Strategy Series G upon the acquisition of the assets of New Multi-Strategy Series M (i.e., the assets formerly held by Multi-Strategy Series M) and the assumption of the liabilities, if any, held by New Multi-Strategy Series M in the Merger;

     3. Multi-Strategy Series G's tax basis for the assets held by New Multi-Strategy Series M will be the same as the tax basis of these assets when held by New Multi-Strategy Series M immediately before the Merger, and the holding period of such assets acquired by the Multi-Strategy Series G will include the holding period of such assets when held by New Multi-Strategy Series M. Each New Multi-Strategy Series M shareholder's tax basis for the Multi-Strategy Series G Shares received by such shareholder pursuant to the Merger will be the same as such shareholder's tax basis in the New Multi-Strategy Series M shares exchanged therefor;

     4. The holding period of the Multi-Strategy Series G Shares received by the shareholders of New Multi-Strategy Series M will include the holding period of their New Multi-Strategy Series M shares exchanged therefor, provided that the New Multi-Strategy Series M shares were held as capital assets on the date of the Merger; and

     5. The Shareholders of Multi-Strategy Series G will not recognize gain or loss as a result of the Reorganization.

     The Company has not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Multi-Strategy Series M and Multi-Strategy Series G Shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization and Merger in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization and Merger, Multi-Strategy Series M and Multi-Strategy Series G Shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization and Merger.

Capitalization

     The par value per Share of Multi-Strategy Series M Shares and of Multi-Strategy Series G Shares is $0.00001 per Share. The following table sets forth as of September 30, 2005 (1) the capitalization of Multi-Strategy Series M Shares, (2) the capitalization of Multi-Strategy Series G and (3) the pro forma capitalization of Multi-Strategy Series G, as adjusted showing the effect of the Reorganization and the Merger had they been completed on such date.


                                                                                          Pro Forma After
                                                                                          Reorganization and Merger
                                Multi-Strategy Series M      Multi-Strategy Series G      Multi-Strategy Series G(a)
                                -----------------------      -----------------------      -------------------------
Members' Capital                $64,838,897                  $177,298,188                 $242,137,085
Net asset value per Unit        $1,123.23                    $1,162.15                    $1,162.15
Units outstanding               57,725.287                   152,560.453                  208,352.695


--------------------------------------------------------------------------------

(a) Reflects adjustments for net units outstanding due to the Merger.


II.  PROPOSALS 2, 3 AND 4:  CHANGES RELATED TO THE SERIES' RETURN AND VOLATILITY
     ---------------------------------------------------------------------------
     TARGETS
     -------
                                     SUMMARY

     The Series currently have different return and volatility targets. Multi-Strategy Series M currently seeks to realize a targeted annualized net return to its Shareholders over any three- to five-year investment horizon equal to the return for that period of three-month U.S. Treasury Bills plus 6.0%, with targeted annualized volatility as measured by standard deviation of less than 5.5%; and Multi-Strategy Series G currently seeks to realize a targeted annualized net return to its Shareholders over any three- to five-year investment horizon equal to the return for that period of three-month U.S. Treasury Bills plus 8.5%, with targeted annualized volatility as measured by standard deviation of less than 7.5%. The Board seeks to obtain Shareholder approval for three proposals related to Series' return and/or volatility targets:

     First, the Board recommends modifying Multi-Strategy Series G's return and volatility targets to a net annualized return range of 8% to 12% over any three- to five-year investment horizon with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%.

     Second, for the period following the Meeting and before the completion date of the Reorganization and Merger, the Board of Directors recommends modifying Multi-Strategy Series M's return and volatility targets to a net annualized return range of 8% to 12% over any three-to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%, which will match the corresponding new targets of Multi-Strategy Series G.

     Third, the Board of Directors recommends confirming that the return and volatility targets for each of Multi-Strategy Series M and Multi-Strategy Series G are "non-fundamental policies" of the Company, which will permit the Board to change those targets from time to time in the future without the delays and expense of seeking another shareholder vote at that time. Any such change will, however, be made with prior notice to Shareholders.

        PROPOSAL 2: MODIFICATION OF MULTI-STRATEGY SERIES G'S RETURN AND
                               VOLATILITY TARGETS

     Multi-Strategy Series G currently targets annualized net return to its Shareholders over any three- to five-year investment horizon equal to the return for that period of three-month U.S. Treasury Bills plus 8.5%, with targeted annualized volatility as measured by standard deviation of less than 7.5%. The Adviser has, however, recommended to the Board that Multi-Strategy Series G's targets be modified in light of changes since establishment of that target in market conditions and, especially, increased competition and generally moderating return for expectations for segments of the alternative investments/hedge fund industry. The Board therefore has determined that it would be in the best interest of the Shareholders of Multi-Strategy Series G to change the return and volatility targets of Multi-Strategy Series G to a net annualized return range of 8% to 12% over any three- to five-year investment horizon with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%, as recommended by the Adviser. The Board believes this change better conforms the Series with current market and industry conditions and also is desirable in providing for a target that is no longer tied to fluctuations in interest rates.

     The Board unanimously recommends that Shareholders of Multi-Strategy Series G vote "FOR" approval of the change in Multi-Strategy Series G's return and volatility targets to a net annualized return range of 8% to 12% over any three- to five-year investment horizon with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%.

        PROPOSAL 3: MODIFICATION OF MULTI-STRATEGY SERIES M'S RETURN AND
                               VOLATILITY TARGETS

     For the period following the Meeting and before the completion date of the Reorganization and Merger, the Board of Directors recommends modifying Multi-Strategy Series M's return and volatility targets to match the corresponding new targets of Multi-Strategy Series G. This will allow the two pools to be operated subject to a single set of portfolio requirements for the remainder of the year, which may result in reduced per-Share expense levels. While this may result in increased volatility in returns for Multi-Strategy Series M, the Board believes it appropriate, in light of the proposed Reorganization and Merger, to conform the investment profiles of the two Series.

     The Board unanimously recommends that Shareholders of Multi-Strategy Series M vote "FOR" approval of the change in Multi-Strategy Series M's return and volatility targets to a net annualized return range of 8% to 12% over any three- to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between 4% and 8%.

     PROPOSAL 4: CONFIRMATION OF THE SERIES' RETURN AND VOLATILITY TARGETS
                         AS "NON-FUNDAMENTAL POLICIES"

     Neither Series may change a fundamental investment restriction without the approval of a "majority of the outstanding voting securities" of a Series, as defined in the 1940 Act. In order to allow the Board the flexibility to change the return and/or volatility targets of the Series in the future without the delays and expense of seeking another Shareholder vote at that time, the Board recommends confirming that the return and volatility targets for each of Multi-Strategy Series M and Multi-Strategy Series G are "non-fundamental policies" of the Company. Any such future change in these targets will, however, be made with prior notice to Shareholders. (No change is recommended to the investment objective of each Series, which is to seek capital appreciation.)

     The Board unanimously recommends that Shareholders of Multi-Strategy Series M and Shareholders of Multi-Strategy Series G vote "FOR" confirmation that their particular Series' return and volatility targets are "non-fundamental" investment restrictions.

III. PROPOSAL 5:  ELECTION OF THE DIRECTORS
     --------------------------------------

                                     SUMMARY

     Shareholders are being asked to consider the appointment to the Board of Mr. Joshua Weinreich to serve as an Independent Director, as that term is defined for purposes of the 1940 Act. Because rules under the 1940 Act specify that a certain percentage of the Board members must have been elected by Shareholders, Shareholders of the two Series also are being asked approve the reappointment of the current Board members, Mr. Charles Hurty, Mr. Steven Krull, and Mr. Raymond Nolte. Each of Messrs. Hurty, Krull, Nolte and Weinreich has consented to be named in this Proxy Statement and to serve as Director if elected. The Board of Directors has no reason to believe that any of the nominees will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Board of Directors may recommend at that time. Pursuant to the Company's limited liability company agreement (the Company's "LLC Agreement"), each Director and officer of the Company holds office until his or her death, resignation or removal as provided by statute or the LLC Agreement.

     The Board unanimously recommends that Shareholders of Multi-Strategy Series M and Shareholders of Multi-Strategy Series G vote "FOR" the election to the Board of Directors of Messrs. Hurty, Krull, Nolte and Weinreich.

           INFORMATION REGARDING THE NEW INDEPENDENT DIRECTOR NOMINEE

     Mr. Weinreich, born in 1960, retired in 2004 from Bankers Trust/Deutsche Bank. Between 1985 and 2004, Mr. Weinreich held various positions at Bankers Trust/Deutsche Bank, including Head of Corporate Capital Markets (US), CIO of Global Private Bank, Deputy Head and Head of Global Private Bank, CEO of Asset Management US and Global Head of Hedge Funds. Mr. Weinreich is currently a Director of Smart Pros (a distance learning company that provides content for continuing education) and serves on the Overlook Hospital Advisory Board and the Endowment Hedge Fund Subcommittee of Cornell University. Mr. Weinreich currently does not oversee any portfolios of any investment companies advised by the Adviser.

     Mr. Weinreich holds a B.A. from Cornell University and an M.B.A. from the Wharton School of the University of Pennsylvania.

        INFORMATION REGARDING THE CURRENT BOARD OF DIRECTORS AND OFFICERS
                                 OF THE COMPANY

     A list of the Directors and officers of the Company and a brief statement of their present positions and principal occupations during the past five years are set out below. Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser. (The

Company and such other investment companies, if also registered under the 1940 Act, are referred to collectively as the "Fund Complex.")

                              INDEPENDENT DIRECTORS

                                                           PRINCIPAL
                                      TERM OF OFFICE*    OCCUPATION(S)    NUMBER OF PORTFOLIOS
 NAME AND YEAR    POSITION(S) HELD     AND LENGTH OF         DURING          IN FUND COMPLEX     OTHER DIRECTORSHIPS
    OF BIRTH      WITH THE COMPANY      TIME SERVED       PAST 5 YEARS    OVERSEEN BY DIRECTOR    HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------
Charles Hurty    Director            November 2002 to  Business           Two (Series M and     GMAM Absolute Return
(born 1943)                          present           Consultant since   Series G)             Strategies Fund,
                                                       October 2001;                            LLC; CSFB
                                                       prior thereto,                           Alternative Capital
                                                       Partner with                             Registered Funds
                                                       accounting firm                          (15 portfolios);
                                                       of KPMG LLP.                             iShares Trust (24
                                                                                                portfolios);
                                                                                                iShares, Inc. (70
                                                                                                portfolios)
Steven Krull     Director            November 2002 to  Professor of       Two (Series M and
(born 1957)                          present           Finance at         Series G)
                                                       Hofstra
                                                       University;
                                                       Business
                                                       Consultant.

---------------------
*    Term of office of each Director is indefinite.



                               INTERESTED DIRECTOR

                                                           PRINCIPAL
                                      TERM OF OFFICE*    OCCUPATION(S)    NUMBER OF PORTFOLIOS
 NAME AND YEAR    POSITION(S) HELD     AND LENGTH OF         DURING          IN FUND COMPLEX     OTHER DIRECTORSHIPS
    OF BIRTH      WITH THE COMPANY      TIME SERVED       PAST 5 YEARS    OVERSEEN BY DIRECTOR    HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------
Raymond Nolte    President and       September 2005    CEO, Fund of       Two (Series M and
(born 1961)      Director (Chair)    to present        Hedge Funds        Series G)
                                                       Group; Portfolio
                                                       Manager to each
                                                       Series since
                                                       September 2005;
                                                       Global Head and
                                                       Chief Investment
                                                       Officer, Deutsche
                                                       Bank ARS Fund of
                                                       Funds business
                                                       (1996-April 2005).

---------------------
*    Term of office of each Director is indefinite.

                                    OFFICERS

        NAME           POSITION(S) HELD WITH  TERM OF OFFICE* AND LENGTH            PRINCIPAL OCCUPATION(S)
  AND YEAR OF BIRTH         THE COMPANY             OF TIME SERVED                    DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
Raymond Nolte         President and Director  September 2005 to present   See table for "Interested Director" above.
(born 1961)
Daniel McAuliffe      Vice President          May 2005 to present         Managing Director, Citigroup Alternative
(born 1950)                                                               Investments and Citigroup Global Markets
                                                                          Inc.; Chief Operating Officer, Citigroup
                                                                          Global Fund of Funds; Director and Chief
                                                                          Financial Officer, Citigroup Managed
                                                                          Futures LLC; General Partner, Citigroup
                                                                          Managed Futures LLC funds; employed by
                                                                          Citigroup and predecessor firms since 1986.
Trudi Gilligan        Chief Compliance        December 2004 to present    Director and Associate General Counsel,
(born 1967)           Officer                                             Citigroup Alternative Investments LLC
                                                                          (since 2004); Vice President and Associate
                                                                          General Counsel, Citigroup Alternative
                                                                          Investments LLC (2000-2004); Associate,
                                                                          law firm of Battle Fowler LLP.  (1996-2000)
Jennifer Magro        Treasurer               May 2005 to present         Head of accounting group, Citigroup
(born 1971)                                                               Managed Futures LLC (2000-2005)
Sonia Rubinic         Secretary               November 2002 to present    Director, Citigroup Alternative
(born 1965)                                                               Investments LLC since April 1997
Christopher Hutt      Assistant Secretary     June 2004 to present        Vice President, Citigroup Alternative
(born 1970)                                                               Investments LLC (2004-Present);
                                                                          Assistant Vice President, JPMorgan Chase &
                                                                          Co., Network Client Consulting
                                                                          (2000-2003); Client Coverage Officer,
                                                                          Morgan Stanley & Co./Chase Manhattan Bank
                                                                          N.A. (1997-2000)

---------------------
*        Term of office of each Director is indefinite.

     Other than as described above, since January 1, 2004, none of the Independent Directors has held any other position with (i) the Company, (ii) an investment company having the same adviser or principal underwriter as the Company or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser, (iii) the Adviser or other affiliate of the Company or (iv) any person controlling, controlled by or under common control with the Adviser.

     As of the date of this Proxy Statement, no Director owns Shares of either Series. As of March 31, 2006, no Directors and officers owned beneficially any outstanding Shares of either Series. All information presented in this paragraph is to the knowledge of the Company.

IV.  MISCELLANEOUS
     -------------

                     ADDITIONAL INFORMATION ABOUT THE SERIES

     Information about Multi-Strategy Series M and Multi-Strategy Series G is incorporated by reference into this Proxy Statement and Prospectus from the Company's Prospectus forming a part of the Company's Registration Statement on Form N-2 (File No. 333-117889).

     The Series are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by Multi-Strategy Series M and Multi-Strategy Series G may be inspected and copied at the Public Reference Facilities of the Securities and Exchange Commission at 100 F Street, N.W., Washington, D.C. 20549. Text only versions of fund documents can be viewed online or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                       INFORMATION CONCERNING THE MEETING

Date, Time and Place of Meeting

     The Meeting will be held on June 30, 2006 at the offices of the Company, 731 Lexington Avenue, 28th Floor, Conference Room B, New York, New York 10022, at 10:30 a.m., Eastern Time.

Solicitation, Revocation and Use of Proxies

     The Board of Directors solicits proxies so that each Shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A form of proxy for voting your shares at the Meeting is enclosed. The Shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the Shares represented by a duly executed proxy will be voted in favor of the proposals and at the discretion of the holders of the proxy on any other matter that may properly come before the Meeting. You may revoke your proxy at any time before it is exercised by either submitting a duly executed proxy bearing a later date or attending and voting in person at the Meeting. To cast your vote, please mark, sign, and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope so that the maximum number of Shares may be voted. You also may vote over the Internet or by phone by following the enclosed instructions to utilize those methods of voting.

     It is not anticipated that any matters other than the proposals outlined in the enclosed Notice of Special Meeting of Shareholders will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the discretion of the persons designated on such proxies.

Record Date and Outstanding Shares

     Only holders of record of Shares of Multi-Strategy Series M and holders of record of Shares of Multi-Strategy Series G at the close of business on April 3, 2006 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement thereof. There were 55,804.124 Shares of Multi-Strategy Series M issued and outstanding and entitled to vote at the close of business on the Record Date. There were 151,511.015 Shares of Multi-Strategy Series G issued and outstanding and entitled to vote at the close of business on the Record Date.

Security Ownership of Certain Beneficial Owners and Management of the Series

     To the knowledge of the Company, as of the Record Date, the following Shareholders, if any, owned beneficially or of record 5% or more of the outstanding voting securities of such Series:

                                                                   Percentage of
       Name of Series           Name and Address of Shareholder    Shares Owned
--------------------------------------------------------------------------------
                             CitiFOF LLC--731 Lexington Avenue
Multi-Strategy Series M      New York, NY  10022                   35.7844%
                             CitiFOF LLC--731 Lexington Avenue
Multi-Strategy Series G      New York, NY  10022                   13.2003%
Multi-Strategy Series G
after the Reorganization
and Merger on a Pro Forma    CitiFOF LLC--731 Lexington Avenue
Basis                        New York, NY  10022                   19.0017%
---------------------
* Assuming that the value of the Shareholder's interest in the Series on the date of the consummation of the Reorganization and Merger was the same as of the Record Date.

Voting Rights and Required Vote

     Each Share of Multi-Strategy Series M is entitled to one vote, with fractional Shares voting proportionally. Likewise, each Share of Multi-Strategy Series G is entitled to one vote, with fractional Shares voting proportionally. The required vote is somewhat different in connection with each proposal under consideration.

     As to the combination of the two Series, each Series' Shareholders must approve the combination and must do so by majority vote (i.e., more than 50% of total Shares outstanding for each Series must vote for the combination). The two Series vote separately as to this proposal.

     As to the changes to a Series' return and volatility targets, that Series' Shareholders must approve the relevant change(s) and must do so by an affirmative vote of the lesser of: (i) more than 50% of that Series' total Shares outstanding, or (ii) at least 67% of that Series' Shares present or represented by proxy at the Meeting, if at least 50% of that Series' outstanding Shares are present or represented by proxy. The two Series vote separately as to these proposals.

     As to the confirmation that a Series' return and volatility targets are "non fundamental," that Series' Shareholders much approve the targets as such and must do so by an affirmative vote of the lesser of: (i) more than 50% of that Series' total Shares outstanding, or (ii) at least 67% of that Series' Shares present or represented by proxy at the Meeting, if at least 50% of that Series' outstanding Shares are present or represented by proxy. The two Series vote separately as to these proposals.

     As to the election of the Board of Directors, each Director is elected by the vote of a plurality of the Company's total Shares outstanding. The two Series vote together as to the election of the Board.

     Placement Agents holding Shares of the Series in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares before the Meeting. Placement Agents will not be permitted to grant voting authority without instructions from the Shareholders they represent permitting them to do so. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a Placement Agent has declined to vote ("non-votes") will be counted as present for the purposes of determining presence at the Meeting. Assuming the required quorum, abstentions and non-votes (if applicable) will have the same effect as a vote against approval of the proposals.

     If, by the time scheduled for the Meeting, sufficient votes in favor of approval of the various proposals are not received from the Shareholders of the Series, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies from Shareholders. An affirmative vote of a majority of the Series present in person or by proxy and entitled to vote at the Meeting will suffice for any such adjournment. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the Shareholders of the Series.

                              FINANCIAL STATEMENTS

     The financial highlights of Multi-Strategy Series M and Multi-Strategy Series G incorporated by reference into this Proxy Statement and Prospectus have been so included in reliance on the reports of KPMG LLP ("KPMG"), an independent registered public accounting firm, given on its authority as an expert in auditing and accounting. The Board of Directors does not anticipate that representatives of KPMG will attend or make a statement at the Meeting or be available to answer questions at the meeting regarding the various proposals. Audited financial statements for the fiscal year ended March 31, 2006 are contained in the Series' annual reports. Shareholders may obtain copies of such annual reports from the Company at no charge by mail at 731 Lexington Avenue, 25th Floor, New York, New York 10022 or by telephone at (212) 559-4999. Copies may also be obtained by visiting the Securities and Exchange Commission's website (http://www.sec.gov).

                              SHAREHOLDER PROPOSALS

     A Shareholder proposal intended to be presented at any subsequent meeting of Shareholders of Multi-Strategy Series M or Multi-Strategy Series G must be received by the Series in a reasonable time before the solicitation by the Board of Directors of the Company relating to such meeting is to be made in order to be considered in such Series' proxy statement and form of proxy relating to the meeting. If the proposals in connection with the Reorganization and Merger are approved at the Meeting, there likely will not be any future Shareholder meetings of Multi-Strategy Series M.

                                LEGAL PROCEEDINGS

     There are no material legal proceedings to which any of the Series or the Company is a party.

                                 LEGAL OPINIONS

     Certain tax matters in connection with the Reorganization and Merger will be passed upon for the Company by Shearman & Sterling LLP. Shearman & Sterling LLP, New York, New York serves as Counsel to the Company and, as to certain matters, the Adviser and it affiliates. Kramer Levin Naftalis & Frankel LLP, New York, New York, serves as special counsel to the Independent Directors.

                    OTHER INFORMATION REGARDING THE DIRECTORS

Compensation

     The following table shows information regarding the compensation received by the Independent Directors of the Company from all registered investment companies for which the Adviser or their affiliates serve as an investment adviser or general partner for the fiscal year ending March 31, 2006. No compensation is paid by the Company to Directors who are "interested persons" of the Company or the Adviser.

            Compensation Table for Fiscal Year Ending March 31, 2006




                                               PENSION OR RETIREMENT                            TOTAL COMPENSATION
                                                BENEFITS ACCRUED AS      ESTIMATED ANNUAL      FROM COMPANY AND FUND
                      AGGREGATE COMPENSATION      PART OF COMPANY          BENEFITS UPON          COMPLEX PAID TO
  NAME OF DIRECTOR       FROM THE COMPANY           EXPENSES(1)           RETIREMENT((1))            DIRECTOR
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

    Charles Hurty             $12,000                  None                    None                   $12,000

    Steven Krull              $12,000                  None                    None                   $12,000

 Joshua Weinreich(2)          $10,500                  None                    None                   $10,500

 INTERESTED DIRECTOR

    Raymond Nolte              None                    None                    None                    None
---------------------
(1)  The Company does not have a bonus, profit sharing or retirement plan, and
     Directors do not receive any pension or retirement benefits from the
     Company.

(2) Mr. Weinreich is a nominee for service on the Board. Amounts shown in the table for Mr. Weinreich represent estimates of compensation to be received by him for the fiscal year ending March 31, 2007.


     As of April 1, 2006, the Independent Directors are each paid an annual retainer of $10,000 and a fee per meeting of the Board of Directors of $1,000, plus reasonable out-of-pocket expenses. Directors are reimbursed by the Company for their travel expenses related to Board meetings.

Committees of the Board of Directors

     The Board of Directors has formed an Audit Committee currently composed of each of the two Independent Directors, the functions of which are: (1) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Company's service providers; (2) to oversee the quality and objectivity of the Company's financial statements and the independent audit of those statements; (3) to assist the Board of Directors in selecting the Company's independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board of Directors; and (4) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Company, the Adviser and, in certain cases, other affiliates of the Company. The Audit Committee met four times during the fiscal year ended March 31, 2006.

     The Board of Directors has formed a Nominating and Compensation Committee currently composed of each of the two Independent Directors, the functions of which are: (1) to select and nominate to the Board of Directors each Independent Director and (2) to recommend to the Board of Directors any appropriate changes in compensation for each Independent Director. After the initial election of Directors, no Independent Director will be elected by the Board of Directors unless nominated by the Nominating and Compensation Committee. The Nominating and Compensation Committee does not consider proposals from Members in connection with proxy solicitations. The Nominating and Compensation Committee met two times during the fiscal year ended March 31, 2006.

     The Board of Directors has formed a Valuation Committee, currently composed of the three Directors, whose function, subject to the oversight of the Board of Directors, is to review each Series' valuation methodologies, valuation determinations and any relevant information provided to the Valuation Committee by the Adviser. The Valuation Committee will act in accordance with each Series' valuation procedures. The Valuation Committee met two times during the fiscal year ended March 31, 2006.

Shareholder Communications with the Board of Directors

     Shareholders may communicate with the Directors as a group or individually. Any such communications should be sent to the Company's Board or an individual Director by writing, c/o the Secretary of the Company, 731 Lexington Avenue, 25th Floor New York, NY 10022. The Secretary may determine not to forward any communication to the Board or a Director that does not relate to the business of the Company.

  OTHER INFORMATION REGARDING KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

     Information given below is for the fiscal years ended March 31, 2004 and March 31, 2005. Corresponding information for the fiscal year ended March 31, 2006 is not yet available.

     Audit fees paid by the Company for professional services rendered by KPMG related to the audit of the Company's annual financial statements or provided in connection with statutory and regulatory engagements (such as review of financial information included in the Company's Prospectus) were $47,500 and $47,500 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2004, and $48,000 and $48,000 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2005.

     Audit-related fees paid by the Company for professional services rendered by KPMG reasonably related to the audit of the Company, but not described in the preceding paragraph, were $0 and $0 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2004, and $0 and $0 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2005. (Nor during the same periods were any such fees paid to KPMG by the Adviser or any other affiliated entity providing services to the Company.)

     Tax fees paid by the Company for professional services rendered by KPMG for tax compliance, tax advice and tax planning, were $60,100 and $37,100 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2004, and $93,680 and $58,380 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2005. (Nor during the same periods were any such fees paid to KPMG by the Adviser or any other affiliated entity providing services to the Company.)

     All other fees paid by the Company to KPMG (i.e., for services other than those described with respect to audit, audit-related and tax fees above) were $0 and $0 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2004, and $22,500 and $22,500 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2005. These fees correspond to services performed by KPMG in connection with the Subchapter M tax conversion of each Series. (During the same periods, such fees paid to KPMG by the Adviser or any other affiliated entity providing services to the Company were $0 and $0 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2004 and $0 and $0 for Multi-Strategy Series G and Multi-Strategy Series M, respectively, for the fiscal year ended March 31, 2005.)

     The Board's Audit Committee has adopted procedures to review in advance and, if appropriate, approve the provision of non-audit services provided by KPMG to the Company, to the Adviser and, in some cases, to other affiliates of the Fund. All such services have been reviewed by the Audit Committee. In respect of audit-related fees, tax fees and all other fees paid to KPMG by the Company (each as outlined in one of the three immediately preceding paragraphs), no such fees were approved pursuant to a de minimis standard.

The Audit Committee has considered whether the payment of the various fees outlined above is compatible with maintaining KPMG's independence with respect to the Company.

                                      By Order of the Board of Directors


                                      Christopher Hutt
                                      Assistant Secretary, Citigroup Alternative
                                         Investments
                                      Multi-Adviser Hedge Fund Portfolios LLC

     PROXY TABULATOR
     P.O. BOX 9112
     FARMINGDALE, NY 11735


                   OK TO PRINT AS IS*______________*By signing this form you are authorizing MIS to print this form in its current state.
                   _____________________________________________________________
                   SIGNATURE OF PERSON AUTHORIZING PRINTING       DATE



                                          Your Vote Is Important. Vote Your Proxy Today!
                                                    3 EASY WAY TO VOTE YOUR PROXY
-----------------------------------------      ----------------------------------------        -------------------------------------
To vote by Telephone                           To vote by Internet                             To vote by Mail
1) Read the Combined Proxy Statement/          1) Read the Combined Proxy Statement/           1) Read the Combined Proxy Statement/
   Prospectus and have the proxy card on          Prospectus and have the proxy card on           Prospectus.
   reverse at hand.                               reverse at hand.                             2) Check the appropriate box on the
2) Call 1-888-221-0697                         2) Go to Website www.proxyweb.com                  proxy card on the reverse side.
3) Follow the simple instructions.             3) Follow the simple instructions               3) Sign and date the proxy card.
                                                                                               4) Return the proxy card in the
                                                                                                  envelope provided.
-----------------------------------------      ----------------------------------------        -------------------------------------
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


                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                        731 LEXINGTON AVENUE, 25TH FLOOR
                            NEW YORK, NEW YORK 10022

FUND/INSURANCE COMPANY NAME PRINTS HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC. The undersigned hereby appoints Sonia Rubinic, Daniel McAuliffe and Christopher Hutt and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a special meeting of the Shareholders of CITIGROUPALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC on June 30, 2006, including all adjournments, as specified below. The Board of Directors will not present or act upon any business other than that contemplated by the proposals specified below at the special meeting.

                    |         PLEASE VOTE, DATE AND SIGN, AND
                    V           PROMPTLY RETURN THIS PROXY
                            CARD IN THE ENCLOSED ENVELOPE PROVIDED.

                                 Dated: ___________________
                    ____________________________________________________________





                    ____________________________________________________________
                    Signature(s) and Title(s), if applicable   (Sign in the Box)

                    Please sign exactly the name(s) that appear(s) on this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, please give full title as such If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. If joint owners, either owner may sign th s Proxy Card.

                                                 |            CITIGROUP HEDGE RO
                                                 V

                   OK TO PRINT AS IS*______________*By signing this form you are authorizing MIS to print this form in its current state.
                   _____________________________________________________________
                   SIGNATURE OF PERSON AUTHORIZING PRINTING       DATE




You may vote by mail, using the enclosed ballot or in person at the meeting. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE PROPOSALS LISTED BELOW.

                    Please fill in box(es) as shown using black
                    or blue ink or number 2 pencil.               |X|    |
                    PLEASE DO NOT USE FINE POINT PENS.                   V

For Proposals 2 and 3, not all Shareholders are being asked to vote; please review the instructions for those Proposals carefully below.

                                                                                          FOR              AGAINST        ABSTAIN

1.   Proposal to approve the combination of Multi-Strategy Series M with                  |_|                |_|           |_|  1.
     Multi-Strategy Series G, as contemplated in the form of agreement and plan of reorganization and merger attached to the enclosed proxy statement and prospectus as Exhibit I.

2.   Proposal to change the return and volatility targets to which                        |_|                |_|           |_|  2.
     Multi-Strategy Series G is subject to a net annualized return range of 8%
     to 12% over any three- to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between
     4% and 8%. (Proposal 2 applies to Multi-Strategy Series G only.)

3.   Proposal to change the return and volatility targets to which                        |_|                |_|           |_|  3.
     Multi-Strategy Series M is subject to a net annualized return range of 8%
     to 12% over any three- to five-year investment horizon, with targeted trailing annualized volatility as measured by standard deviation of between
     4% and 8%, which will match the corresponding new targets of Multi-Strategy
     Series G. (Proposal 3 applies to Multi-Strategy Series M only.)

4.   Proposal to confirm that the series' return and volatility targets are               |_|                |_|           |_|  4.
     "non-fundamental" investment restrictions.
                                                                                          FOR all         WITHHOLD
                                                                                          nominees      authority to
5.   Proposal to elect the Board of Directors:                                           (except as     vote for all
                                                                                         noted to the     nominees
     (01) Joshua Weinreich (02) Charles Hurty (03) Steven Krull (04) Raymond Nolte    contrary at left)

     (Instruction: To withhold authority to vote for any individual nominee(s),           |_|                |_|           |_|  5.
     write the number(s) of the nominee(s) on the line below.)


|    ___________________________________________________________________________
V    PLEASE SIGN AND DATE ON THE REVERSE SIDE.                                                     CITIGROUP HEDGE RO       |
                                                                                                                            V



                                                                       EXHIBIT I


                                     FORM OF
                 AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

         AGREEMENT AND PLAN OF REORGANIZATION AND MERGER dated as of [ ], 2006 (the "Agreement"), by and among Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company"), a Delaware limited liability company, on behalf of its two separate series, Multi-Strategy Series M ("Multi-Strategy Series M") and Multi-Strategy Series G ("Multi-Strategy Series G"), and Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios (Series M) LLC ("New Multi-Strategy Series M"), a Delaware limited liability company and a subsidiary of Multi-Strategy Series M.

         This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), all upon the terms and conditions hereinafter set forth in this Agreement. The reorganization of Multi-Strategy Series M (the "Reorganization") consists of the transfer of the assets of Multi-Strategy Series M to New Multi-Strategy Series M, in exchange for shares of New Multi-Strategy Series M and the assumption by New Multi-Strategy Series M of the liabilities of Multi-Strategy Series M, immediately followed by the distribution of the New Multi-Strategy Series M shares held by Multi-Strategy Series M to the Shareholders of Multi-Strategy Series M in liquidation of Multi-Strategy Series M. Promptly following the Reorganization, New Multi-Strategy Series M will merge with and into Multi-Strategy Series G in a statutory merger in accordance with Delaware law, whereby the separate existence of New Multi-Strategy Series M shall cease and Multi-Strategy Series G shall be the surviving entity (the "Merger," and together with the Reorganization, the "Reorganization and Merger").

         WHEREAS, Multi-Strategy Series M owns securities that are assets of the character in which each of Multi-Strategy Series G and New Multi-Strategy Series M are permitted to invest;

         WHEREAS, the Board of Directors of the Company has determined that the Reorganization and Merger contemplated hereby is in the best interests of Multi-Strategy Series M and Multi-Strategy Series G and the shareholders of each and that the interests of such shareholders will not be diluted as a result of the Reorganization and Merger;

         NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

         1.       THE REORGANIZATION

         1.1 Subject to the terms and conditions contained herein, Multi-Strategy Series M agrees to assign, transfer and convey to New Multi-Strategy Series M all of the assets of Multi-Strategy Series M, including all securities and cash (subject to liabilities), and New Multi-Strategy Series M agrees in exchange therefor (a) to deliver to Multi-Strategy Series M the number of New Multi-Strategy Series M shares, including fractional New Multi-Strategy Series M shares, determined as set forth in paragraph 3.3; and
(b) to assume the liabilities of Multi-Strategy Series M, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Reorganization Closing") to be held at 2:00 pm (Eastern time) on the date (the "Reorganization Closing Date") provided for in paragraph 4.1. In lieu of delivering certificates for New Multi-Strategy Series M shares, New Multi-Strategy Series M shall credit New Multi-Strategy Series M shares to Multi-Strategy Series M's account on the books of New Multi-Strategy Series M, with appropriate confirmation thereof to Multi-Strategy Series M.

         1.2 Multi-Strategy Series M will endeavor to discharge all of its known liabilities and obligations prior to the Reorganization Closing Date. New Multi-Strategy Series M shall assume all liabilities, expenses, costs, charges and reserves reflected on a statement of assets and liabilities of Multi-Strategy Series M, which may be unaudited, to be prepared for such purpose, as of the Reorganization Valuation Date (as defined in paragraph 3.1), in accordance with U.S. generally accepted accounting principles consistently applied from the prior audited period and any undisclosed liabilities, expenses, costs and charges.

3         1.3 Delivery of the assets of Multi-Strategy Series M to be transferred, for the account of New Multi-Strategy Series M, shall be made on the Reorganization Closing Date in that manner as reasonably agreed by the parties to such transfer at the time and in accord with relevant commercial practice and custom. All securities not in bearer or book-entry form shall be duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) for the account of New Multi-Strategy Series M subject to all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable for the account of New Multi-Strategy Series M.

         1.4 Multi-Strategy Series M will pay or cause to be paid to New Multi-Strategy Series M any interest received on or after the Reorganization Closing Date with respect to assets transferred to New Multi-Strategy Series M hereunder. Multi-Strategy Series M will transfer to New Multi-Strategy Series M any distributions, rights or other assets received by Multi-Strategy Series M after the Reorganization Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to New Multi-Strategy Series M on the Reorganization Closing Date and shall not be separately valued.

         1.5 On the Reorganization Closing, Multi-Strategy Series M will distribute pro rata to Multi-Strategy Series M's shareholders of record, determined as of such Reorganization Closing Date ("Multi-Strategy Series M Shareholders"), the New Multi-Strategy Series M shares received by Multi-Strategy Series M pursuant to paragraph 1.1 and Multi-Strategy Series M will completely liquidate on or as soon after the Reorganization Closing Date as is conveniently practicable. Such liquidation and distribution will be accomplished by the transfer of New Multi-Strategy Series M shares then credited to the account of Multi-Strategy Series M on the books of New Multi-Strategy Series M to open accounts on the share records of New Multi-Strategy Series M in the names of Multi-Strategy Series M Shareholders and representing the respective pro rata number of the applicable New Multi-Strategy Series M shares due such shareholders. All issued and outstanding shares of Multi-Strategy Series M simultaneously will be canceled on the books of Multi-Strategy Series
M. Any transfer taxes payable upon the issuance of New Multi-Strategy Series M shares in a name other than the registered holder of Multi-Strategy Series M Shares on the books of Multi-Strategy Series M as of that time shall, as a condition of such issuance and transfer, be paid in full by the person or party to whom such New Multi-Strategy Series M shares are issued and transferred. Any tax and non-tax reporting responsibility of Multi-Strategy Series M is and shall remain the responsibility of Multi-Strategy Series M up to and including the Reorganization Closing Date and such later date on which Multi-Strategy Series M's existence is terminated.

         2.       THE MERGER

2.1 Subject to the terms and conditions contained herein, New Multi-Strategy Series M agrees to merge with and into Multi-Strategy Series G in a statutory merger in accordance with Delaware statutory law, whereby the separate existence of New Multi-Strategy Series M shall cease and Multi-Strategy Series G shall be the surviving entity. Such transaction shall take place at the closing (the "Merger Closing") to be held as of the close of business on the date (the "Merger Closing Date") provided for in paragraph 4.1.

2.2 From and after the Merger Closing, all of the rights, privileges and powers and all property and all debts due to New Multi-Strategy Series M shall be vested in Multi-Strategy Series G and shall be the property of Multi-Strategy Series G. All debts, liabilities, duties and obligations of New Multi-Strategy Series M shall attach to Multi-Strategy Series G and may be enforced against Multi-Strategy Series G.

2.3 At the Merger Closing, by virtue of the Merger, the Shares of New Multi-Strategy Series M shall be converted into and become Shares of Multi-Strategy Series G, determined as set forth in paragraph 3.4.

2.4 Any transfer taxes payable upon issuance of Multi-Strategy Series G Shares in a name other than the registered holder of New Multi-Strategy Series M shares on the books of New Multi-Strategy Series M as of that time shall, as a condition of such issuance and transfer, be paid in full by the person or party to whom such Multi-Strategy Series G Shares are to be issued and transferred. Any tax and non-tax reporting responsibility of New Multi-Strategy Series M is and shall be the responsibility of Multi-Strategy Series M up to and including the Merger Closing Date. Any reporting responsibility of New Multi-Strategy Series M for the period after the Merger Closing Date until such later date on which New Multi-Strategy Series M's existence is terminated shall be the responsibility of Multi-Strategy Series G.

         3.       VALUATION.

         3.1 The value of assets of the acquired fund (the "Acquired Fund," i.e., Multi-Strategy Series M with respect to the Reorganization and New Multi-Strategy Series M with respect to the Merger) to be acquired, and the amount of liabilities of the Acquired Fund to be assumed, by the acquiring fund (the "Acquiring Fund," i.e., New Multi-Strategy Series M with respect to the Reorganization and Multi-Strategy Series G with respect to the Merger) hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Reorganization Closing Date and the Merger Closing Date, respectively (such time and date being hereinafter called the "Reorganization Valuation Date" and the "Merger Valuation Date" respectively; each, a "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's limited liability company agreement (any such agreement of a party hereto, an "LLC Agreement") and prospectus, to the extent applicable, which shall be consistent with the policies currently in effect for the respective Acquired Fund. Any computation of value pursuant to this paragraph shall be made in accordance with the valuing party's regular policies and practices.

         3.2 The net asset value of a share of the Acquiring Fund to be issued shall be the net asset value per share computed as of the relevant Valuation Date, using the valuation procedures set forth in the Acquiring Fund's LLC Agreement and prospectus, to the extent applicable, which are and shall be consistent with the policies currently in effect for the respective Acquired Fund. Any computation of value pursuant to this paragraph shall be made in accordance with the valuing party's regular policies and practices.

         3.3 The number of shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets in the Reorganization shall be equal to the number of shares of the Acquired Fund outstanding as of the Reorganization Closing Date.

         3.4 The number of shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets in the Merger shall be determined by dividing the value of the net assets of the Acquired Fund, determined using the same valuation procedures referred to in paragraph 3.1, by the net asset value of one Acquiring Fund share, determined in accordance with paragraph 3.2.

         4.       CLOSINGS AND CLOSING DATES.

         4.1 The closings contemplated by paragraphs 1.1 and 2.1 hereof (each, a "Closing") shall be held on [ ], 2006 or such other date as the parties may mutually agree (any such date, a "Closing Date"). All acts taking place at a particular Closing shall be deemed to take place in the order that they occur unless otherwise provided. Each Closing shall be held at the offices of the Company, 731 Lexington Avenue, 25th Floor, New York, New York, at the time specified in paragraph 1.1 or 2.1 hereof, respectively, or such other place and/or time as the parties may mutually agree.

         4.3 At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts, custody or transfer agency records, acknowledgments or confirmations (or written instructions to such delivering party's custodian or transfer agent) or other documents as such other party or its counsel may reasonably request.

         5.       REPRESENTATIONS AND WARRANTIES.

         5.1 The Company on behalf of each Acquired Fund represents and warrants to its corresponding Acquiring Fund, as follows as of the Closing Dates except where otherwise specified:

                  (a) The Acquired Fund is a limited liability company, or separate series thereof, duly organized and validly existing under the laws of the State of Delaware, and duly qualified to conduct business in the State of New York and has power to carry out its obligations under this Agreement. The Acquired Fund, or the limited liability company of which it is a separate series, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company, and the shares of each such company are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                  (b) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its LLC Agreement or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party on behalf of the Acquired Fund or by which the Acquired Fund is bound.

                  (c) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated in full with liability to it on or prior to the Closing Date.

                  (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such litigation, proceedings or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (e) The Statement of Assets and Liabilities of the Acquired Fund for its (or its predecessor's) fiscal years ended March 31, 2003, 2004, 2005 and 2006, respectively, has been audited by KPMG LLP, an independent registered public accounting firm, and is in accordance with U.S. generally accepted accounting principles, consistently applied, and each such Statement (a copy of which has been furnished to the Acquiring Fund) fairly reflects the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

                  (f) Since the dates of the Statements of Assets and Liabilities described in paragraph 5.1(e) above, there have not been any material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the relevant statement of assets and liabilities referred to in paragraphs
1.2 or paragraph 2.2, as the case may be, and 5.1(e) hereof.

                  (g) At the respective Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns. For the period beginning on October 1, 2005 and ending on the Reorganization Closing Date, Multi-Strategy Series M has at all times met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. For the period beginning with its formation and ending on the Merger Closing Date, New Multi-Strategy Series M has at all times met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                  (h) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closings, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund's shares, nor is there outstanding any security convertible into any of the Acquired Fund's shares.

                  (i) On the Closing Dates, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Dates by all necessary action on the part of the Company's Board of Directors and this Agreement will constitute the valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (j) The Proxy Statement and Prospectus on Form N-14 of the Company (the "Proxy Statement and Prospectus") (insofar as it relates to the Acquired Fund and is based on information furnished by the Acquired Fund) will, on the Closing Dates, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

         5.2 The Company on behalf of each Acquiring Fund represents and warrants to its corresponding Acquired Fund, as follows as of the Closing Dates except where otherwise specified:

                  (a) The Acquiring Fund is a limited liability company, or separate series duly organized and validly existing under the laws of the State of Delaware, and has power to carry out its obligations under this Agreement. The Acquiring Fund, or the limited liability company of which it is a separate series, is registered under the 1940 Act as a closed-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                  (b) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's LLC Agreement or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                  (c) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such litigation, proceedings or investigation and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (d) The Statement of Assets and Liabilities of the Acquiring Fund for its (or its predecessor's) fiscal year ended March 31, 2003, 2004, 2005 and 2006, respectively, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                  (e) Since the dates of the Statements of Assets and Liabilities described in paragraph 5.2(d) above, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the relevant statement of assets and liabilities referred to in paragraph 5.2(d) hereof.

                  (f) At the respective Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns. For the period beginning on October 1, 2005 and ending on the Merger Closing Date, Multi-Strategy Series G at all times has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. For the period beginning with its formation and ending on the Merger Closing Date, New Multi-Strategy Series M has at all times met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The consummation of the Merger will not cause Multi-Strategy Series G to fail to satisfy the requirements of Subchapter M of the Code.

                  (g) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

                  (h) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board of Directors and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (i) The Proxy Statement and Prospectus (insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring
Fund) will, on the Closing Dates, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                  (j) No consideration other than Acquiring Fund shares (and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities) will be issued in exchange for the Acquired Fund's assets in the Reorganization and Merger.

                  (k) Multi Strategy Series G will, after the Merger, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Acquired Fund conducted immediately before the Reorganization and Merger or (ii) use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of Section 1.368-1 (d)(3) of the regulations under the Code) in that business.

         6.       COVENANTS.

         6.1 Other than as specifically described herein, each of the parties to this Agreement will operate its business in the ordinary course between the date hereof and the Reorganization Closing Date and the Merger Closing Date, as the case may be, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

         6.2 Subject to the provisions of this Agreement, each of the parties to this Agreement will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.3 As promptly as practicable, but in any case within sixty days after the applicable Closing Date, each Acquired Fund shall furnish the corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code, such statement to be accompanied, if so requested, by a writing of an appropriate, duly authorized officer of the Acquired Fund certifying such statement.

         6.4 Multi-Strategy Series G agrees to use all reasonable efforts to obtain the approvals and authorizations under the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Merger Closing Date.

         7.       CONDITIONS.

         If any of the conditions set forth below do not exist on or before each Closing Date with respect to the Acquired Fund or the Acquiring Fund, its counterparty to the transaction shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

         7.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Multi-Strategy Series M and by the requisite vote of the holders of the outstanding Shares of Multi-Strategy Series G, by proxy or in person at the Special Meeting of Shareholders described in the Proxy Statement and Prospectus, in accordance with the provisions of the Company's LLC Agreement and the 1940 Act.

         7.2 On the Closing Dates, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         7.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

         7.4 The Proxy Statement and Prospectus shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         7.5 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Acquired Fund shareholders all of the Acquired Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Dates (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

         7.6 The Company shall have received an opinion of Shearman & Sterling LLP on or before the Closing Date, in form and substance satisfactory to the Company, substantially to the effect that, for federal income tax purposes:

                  (a) The Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and Multi-Strategy Series M and New Multi-Strategy Series M each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) The Shareholders of Multi-Strategy Series M will not recognize gain or loss upon the exchange of all of their Shares of Multi-Strategy Series M solely for shares of New Multi-Strategy Series M as described in this Agreement and the Proxy Statement and Prospectus. No gain or loss will be recognized by Multi-Strategy Series M upon the transfer of all its assets to New Multi-Strategy Series M in exchange for all the shares of New Multi-Strategy Series M. In addition, no gain or loss will be recognized by Multi-Strategy Series M on the distribution of New Multi-Strategy Series M shares to Multi-Strategy Series M Shareholders (in liquidation of Multi-Strategy Series M). Nor will gain or loss be recognized by New Multi-Strategy Series M upon the acquisition of all the assets of Multi-Strategy Series M in exchange solely for voting shares of New Multi-Strategy Series M and the assumption of the liabilities, if any, of Multi-Strategy Series M.

                  (c) New Multi-Strategy Series M's tax basis for the assets of Multi-Strategy Series M will be the same as the tax basis of these assets when held by Multi-Strategy Series M immediately before the Reorganization, and the holding period of such assets acquired by New Multi-Strategy Series M will include the holding period of such assets when held by Multi-Strategy Series. Each Multi-Strategy Series M Shareholder's tax basis for the New Multi-Strategy Series M shares received by such Shareholder pursuant to the Reorganization will be the same as such Shareholder's tax basis in Multi-Strategy Series M Shares exchanged therefor.

                  (d) The holding period of the New Multi-Strategy Series M shares received by the Shareholders of Multi-Strategy Series M will include the holding period of their Multi-Strategy Series M Shares exchanged therefor, provided that the Multi-Strategy Series M Shares were held as capital assets on the date of the Reorganization.

                  (e) The Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Multi-Strategy Series G and New Multi-Strategy Series M each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (f) The shareholders of New Multi-Strategy Series M (formerly, the Shareholders of Multi-Strategy Series M) will not recognize gain or loss upon the exchange of all of their shares of New Multi-Strategy Series M solely for Shares of Multi-Strategy Series G as described in the Proxy Statement and Prospectus and this Agreement. No gain or loss will be recognized by New Multi-Strategy Series M upon the transfer of all its assets to the Multi-Strategy Series G and the assumption by the Multi-Strategy Series G of the liabilities, if any, of New Multi-Strategy Series M in the Merger. Nor will gain or loss be recognized by the Multi-Strategy Series G upon the acquisition of all the assets of New Multi-Strategy Series M (i.e., the assets formerly held by Multi-Strategy Series M) and the assumption of the liabilities, if any, held by New Multi-Strategy Series M in the Merger.

                  (g) Multi-Strategy Series G's tax basis for the assets held by New Multi-Strategy Series M will be the same as the tax basis of these assets when held by New Multi-Strategy Series M immediately before the Merger, and the holding period of such assets acquired by the Multi-Strategy Series G will include the holding period of such assets when held by New Multi-Strategy Series
M. Each New Multi-Strategy Series M shareholder's tax basis for the Multi-Strategy Series G Shares received by such shareholder pursuant to the Merger will be the same as such shareholder's tax basis in the New Multi-Strategy Series M shares exchanged therefor.

                  (h) The holding period of the Multi-Strategy Series G Shares received by the shareholders of New Multi-Strategy Series M will include the holding period of their New Multi-Strategy Series M shares exchanged therefor, provided that the New Multi-Strategy Series M shares were held as capital assets on the Merger Closing Date.

                  (i) The Shareholders of Multi-Strategy Series G will not recognize any gain or loss as a result of the Merger.

In giving the opinions set forth above, counsel may state that it is relying on certificates of officers of the Company or Citigroup Alternative Investments LLC with regard to certain matters.

         8.       TERMINATION OF AGREEMENT; EXPENSES.

         8.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Company (or, in the case of New Multi-Strategy Series M, its Board of Directors), at any time prior to the Closing Dates (and notwithstanding any vote of the Company's shareholders) if circumstances should develop that, in the opinion of such Board of Directors, make proceeding with the Reorganization and Merger inadvisable. If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Directors, or officers or shareholders, as applicable, of any party hereto, in respect of this Agreement.

         8.2 Multi-Strategy Series M and Multi-Strategy Series G shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization and Merger and will be applied to each such Fund in proportion to its net assets.

         9.       WAIVER.

         At any time prior to the Closing Dates, any of the foregoing conditions may be waived by the Board of Directors of the Company (or, in the case of New Multi-Strategy Series M, its Board of Directors), if in the judgment of such Board of Directors, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of Multi-Strategy Series M, Multi-Strategy Series G, or New Multi-Strategy Series M, as the case may be.

         10.      MISCELLANEOUS.

         10.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

         10.2 This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. No party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

         10.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by Multi-Strategy Series M, Multi-Strategy Series G, and New Multi-Strategy Series M shall be governed and construed in accordance with the internal laws of the State of Delaware without giving effect to principles of conflict of laws, provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

         10.4 This Agreement may be amended only by a signed writing among the parties.

         10.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

         10.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of Multi-Strategy Series M, Multi-Strategy Series G, or New Multi-Strategy Series M, as applicable, personally, but shall bind only the property of Multi-Strategy Series M, Multi-Strategy Series G or New Multi-Strategy Series M, as the case may be, as provided in the Company's LLC Agreement or New Multi-Strategy Series M's LLC Agreement; a copy of the each LLC Agreement referenced herein is on file at the relevant party's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of Multi-Strategy Series M, Multi-Strategy Series G, or New Multi-Strategy Series M, as the case may be.

         IN WITNESS WHEREOF, Multi-Strategy Series M, Multi-Strategy Series G, and New Multi-Strategy Series M have caused this Agreement and Plan of Reorganization and Merger to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                       CITIGROUP ALTERNATIVE INVESTMENTS
                                       MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC,
                                       ON BEHALF OF MULTI-STRATEGY SERIES M


                                       By: /s/ Raymond Nolte
                                           --------------------
                                           Raymond Nolte,
                                           President (Principal Executive
                                             Officer)


ATTEST: /s/ Christopher Hutt
        ----------------------------
        Christopher Hutt,
        Assistant Secretary





                                       CITIGROUP ALTERNATIVE INVESTMENTS
                                       MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC,
                                       ON BEHALF OF MULTI-STRATEGY SERIES G


                                       By: /s/ Raymond Nolte
                                           --------------------
                                           Raymond Nolte,
                                           President (Principal Executive
                                             Officer)


ATTEST: /s/ Christopher Hutt
        ----------------------------
        Christopher Hutt,
        Assistant Secretary





                                       CITIGROUP ALTERNATIVE INVESTMENTS
                                       MULTI-ADVISER HEDGE FUND PORTFOLIOS
                                       (SERIES M) LLC

                                       By: /s/ Raymond Nolte
                                           --------------------
                                           Raymond Nolte,
                                           President (Principal Executive
                                             Officer)


ATTEST: /s/ Christopher Hutt
        ----------------------------
        Christopher Hutt,
        Assistant Secretary

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 12, 2006

         This Statement of Additional Information (the "SAI") relates to the proposed combination of Multi-Strategy Series M and Multi-Strategy Series G, each a Series of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company"). As described in the Proxy Statement and Prospectus dated May 12, 2006 (the "Proxy Statement and Prospectus"), the Board of Directors of the Company has unanimously approved an Agreement and Plan of Reorganization and Merger, pursuant to which the surviving entity effectively will be Multi-Strategy Series G, which will upon completion of the merger (the "Merger," together with the other steps to the transaction, the "Reorganization and Merger"), be owned by Shareholders of both Multi-Strategy Series M and Multi-Strategy Series G and will hold all the assets previously held by both Multi Strategy Series M and Multi-Strategy Series G.

         This SAI contains information which may be of interest to Shareholders relating to the Reorganization and Merger, but which is not included in the Proxy Statement and Prospectus. This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement and Prospectus, which is incorporated herein by reference. This SAI and the Proxy Statement and Prospectus have been filed with the Securities and Exchange Commission. Copies of the Proxy Statement and Prospectus are available upon request and without charge by writing to the Company, at 731 Lexington Avenue, 25th Floor, New York, New York 10022 or by calling 1-877-456-6399.

         The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the Company's Prospectus, other material incorporated by reference and other information regarding each Series.

                                TABLE OF CONTENTS

I.   Additional Information about Multi-Strategy Series M and Multi-Strategy Series G                                            B-3
II.  Financial Statements of Multi-Strategy Series M and Multi-Strategy Series G                                                 B-3
III. Pro Forma Combined Schedule of Investments as of September 30, 2005 (Unaudited)                                             B-4
IV.  Pro Forma Combined Statement of Assets and Liabilities as of September 30, 2005 (Unaudited)                                 B-5
V.   Pro Forma Combined Statement of Operations for the Period from October 1, 2004 through September 30, 2005
     (Unaudited) B-6 VI. Notes to Pro Forma Combined Financial Statements* B-7

     * The accompanying notes are an integral part of the pro forma financial statements.

             I. ADDITIONAL INFORMATION ABOUT MULTI-STRATEGY SERIES M
                           AND MULTI-STRATEGY SERIES G

         This SAI incorporates by reference the Company's Prospectus, dated August 1, 2005, as supplemented, as filed with the Securities and Exchange Commission.

               II. FINANCIAL STATEMENTS OF MULTI-STRATEGY SERIES M
                           AND MULTI-STRATEGY SERIES G

         This SAI incorporates by reference (i) the Audited Annual Report of the Company as of and for the year ended March 31, 2005 and (ii) the Unaudited Semi-Annual Report of the Company as of and for the year ended September 30, 2005. Each of these reports contains historical financial information regarding Multi-Strategy Series M and Multi-Strategy Series G and has been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Report, the report of the independent registered public accounting firm therein, are incorporated herein by reference.

         Pro forma combined financial statements of Multi-Strategy Series M and Multi-Strategy Series G are provided on the following pages.

                 III. PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                      AS OF SEPTEMBER 30, 2005 (Unaudited)

   Series G        Series M        Pro Forma                                                       Series G
     Cost            Cost           Combined                                                      Fair Value

                                                  Investments in Investment Funds
                                                      Fixed Income Arbitrage
$     9,778,469  $   4,288,687   $    14,067,156        PIMCO Global Relative Value Fund,         $   9,820,087
                                                        L.L.C. - b
              -      3,300,000         3,300,000        Concordia Capital, Ltd. - a                           -
              -      4,000,000         4,000,000        Highland Opportunity Fund LP. - b                     -

                                                      Event Driven
$     5,150,000  $   1,300,000   $     6,450,000        Canyon Value Realization Fund, L.P. - b   $   6,445,022
      3,768,666      2,088,926         5,857,592        GoldenTree High Yield Partners, Ltd. - b      3,849,692

                                                      Equity Arbitrage
 $   19,000,000  $  10,000,000   $    29,000,000        CFM Ventus Fund L.P - a                   $  19,026,888

                                                      Discretionary
 $   12,000,000  $   3,500,000        15,500,000        Basswood Opportunity Partners L.P.- b     $  13,142,414
      8,720,000      3,620,000        12,340,000        Chilton Small Cap Partners, L.P. Class       11,061,545
                                                        A - c
     10,500,000              -        10,500,000        Delta Fund Europe L.P. - b                   12,185,744
     12,100,000      2,290,000        14,390,000        Delta Institutional, L.P. - b                21,223,899
     14,000,000      4,500,000        18,500,000        North Sound Legacy Institutional,            15,649,872
                                                        L.L.C. - b
     10,000,000              -        10,000,000        Trellus Partners L.P.- b                     10,442,294
     10,506,091              -        10,506,091        The Capital Hedge Fund Ltd - a               10,461,972
     18,000,000              -        18,000,000        Telluride Capital Fund LLC - a               18,292,981
      4,000,000              -         4,000,000        Torrey Pines Fund LLC - b                     4,073,910
     10,000,000     10,000,000        20,000,000        Renaissance Instituitional Equities          10,097,200
                                                        Fund L.P - a
  -------------  -------------    --------------                                                  -------------
  $ 147,523,226  $  48,887,613    $  196,410,839  Total Investments In Investment Funds           $ 165,773,520

                                                  Other Assets, less Liabilities                  $  11,524,668
                                                                                                  -------------

                                                  Members' Capital                                $ 177,298,188
                                                                                                  =============


     Series M Fair     Pro Forma     % of Members'
         Value         Combined         Capital


    $     4,306,940  $  14,127,027             5.83%
          3,340,436      3,340,436             1.38%
          4,067,834      4,067,834             1.68%


    $     1,769,419   $  8,214,441             3.39%
          2,133,838      5,983,530             2.47%


    $    10,067,502   $ 29,094,390            12.02%


    $     3,820,449   $ 16,962,863             7.01%
          4,893,817     15,955,362             6.59%
                  -     12,185,744             5.03%
          4,835,643     26,059,542            10.76%
          5,186,989     20,836,861             8.61%
                  -     10,442,294             4.31%
                  -     10,461,972             4.32%
                  -     18,292,981             7.56%
                  -      4,073,910             1.68%
         10,097,200     20,194,400             8.34%
    ---------------  -------------           -------
    $    54,520,067  $ 220,293,587            90.98%

    $    10,318,830  $  21,843,498             9.02%
    ---------------  -------------           -------

    $    64,838,897  $ 242,137,085           100.00%
    ===============  =============           =======



                                         Note: Investments in underlying Investment Funds are categorized by investment strategy.

                                         a - Redemptions permitted monthly b -
                                         Redemptions permitted quarterly c -
                                         Redemptions permitted annually


           IV. PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                      AS OF SEPTEMBER 30, 2005 (Unaudited)

                                                                                                        Pro Forma      Pro Forma
                                                                   Series G           Series M         Adjustments     Combined
Assets

Cash and cash equivalents                                     $  25,281,901       $  9,294,780                     $     34,576,681
Investments in investment funds, at fair value                  165,773,520         54,520,067                          220,293,587
Receivable from investment funds                                 17,695,271         11,560,179                           29,255,450
Other assets                                                         61,924             22,304                               84,228
                                                              -------------       ------------                     ----------------

   Total assets                                                 208,812,616         75,397,330                          284,209,946
                                                              -------------       ------------                     ----------------

Liabilities

Redemptions payable                                              29,918,107          9,860,405                           39,778,512
Management fee payable                                              290,427            101,549                              391,976
Offering costs payable                                                5,182              5,182                               10,364
Accounts payable and accrued expenses                             1,300,712            591,297                            1,892,009
                                                              -------------       ------------                     ----------------

   Total liabilities                                             31,514,428         10,558,433                           42,072,861
                                                              -------------       ------------                     ----------------

       Members' Capital                                       $ 177,298,188       $ 64,838,897                     $    242,137,085
                                                              =============       ============       ============   ===============

   Net Asset Value per unit                                   $     1,162.1       $   1,123.23                     $       1,162.15
                                                              =============       ============       ============   ===============

   Units outstanding                                            152,560.453         57,725.287        (1,933.045)(a)    208,352.695

(a) Reflects adjustments for net units outstanding due to the Merger.




                  V. PRO FORMA COMBINED STATEMENT OF OPERATIONS
   FOR THE PERIOD FROM OCTOBER 1, 2004 THROUGH SEPTEMBER 30, 2005 (Unaudited)

                                                                                                        Pro Forma         Pro Forma
                                                                   Series G           Series M         Adjustments         Combined
Investment Income
   Interest                                                   $     451,237       $    166,542                      $       617,779
                                                              -------------       ------------                      ---------------

         Total investment income                                    451,237            166,542                              617,779
                                                              -------------       ------------                      ---------------

Expenses
   Operating expenses:
     Management fees                                              4,406,736          1,513,163                            5,919,899
     Administration fees                                            617,583            233,437                              851,020
     Professional fees                                              845,378            425,277           (99,860)(b)      1,170,795
     Directors' fees and expenses                                    26,120              9,873                               35,993
     Custodian fees                                                  11,884             11,539            (7,808)(b)         15,615
     Marketing fees                                                   7,440              3,294                               10,734
     Miscellaneous expenses                                         142,583             80,098           (24,865)(b)        197,816
                                                              -------------       ------------       -----------    ---------------

         Total expenses                                           6,057,724          2,276,681          (132,533)         8,201,872
                                                              -------------       ------------       -----------    ---------------

         Net investment loss                                     (5,606,487)        (2,110,139)          132,533         (7,584,093)
                                                              -------------       ------------       -----------    ---------------

Realized and unrealized gain on investments:

Net realized gain on investments                                  8,252,303          5,113,423                 -         13,365,726
                                                              -------------       ------------       -----------    ---------------
Net change in unrealized appreciation on investments             11,895,629          1,669,338                           13,564,967

Net realized and unrealized gain on investments                  20,147,932          6,782,761                 -         26,930,693
                                                              -------------       ------------       ------------

Increase in members' capital derived from investment
activities                                                    $  14,541,445       $  4,672,622       $    132,533   $    19,346,600
                                                              =============       ============       ============   ===============

(b) Reflects adjustment in expenses due to elimination of duplicative services.

              VI. NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

         The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of Multi-Strategy Series M into Multi-Strategy Series G. The proposed merger will be accounted for by the method accounting for tax-free mergers of investment companies (sometimes referred to as the pooling-of-interest basis). The Reorganization and Merger provides for the transfer, in effect, of all or substantially all of the assets of Multi-Strategy Series M to Multi-Strategy Series G in exchange for Multi-Strategy Series G Shares, the distribution of such Multi-Strategy Series G Shares to Shareholders of Multi-Strategy Series M and the subsequent liquidation of Multi-Strategy Series M. Each Share of Multi-Strategy Series M will convert into an equivalent dollar amount of full Shares of Multi-Strategy Series G based on the net asset value per Share of each Series.

         (a) The combined pro forma capitalization resulting from the Reorganization and Merger reflects a reduction in the number of Shares outstanding relative to those currently outstanding in respect of Multi-Strategy Series M and Multi-Strategy Series G separately. This accounts for Multi-Strategy Series G's higher net asset value per Share and the conversion of Multi-Strategy Series M Shares to Multi-Strategy Series G Shares on a net asset value per Share basis.

         (b) Pro forma expenses assume the elimination of duplicative charges resulting from the Reorganization and Merger and reflects CAI's estimates of combined pro forma operations.

                                OTHER INFORMATION

    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC


ITEM 15. INDEMNIFICATION

         The Company has undertaken to apply the indemnification provisions of the Limited Liability Company Agreement of the Company in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, as long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

         The Company maintains insurance on behalf of any person who is or was an Independent Director, officer, employee or agent of the Company, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Company pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Company itself is not permitted to indemnify.

ITEM 16. EXHIBITS

(1)(a) Certificate of Formation of Limited Liability Company.*

(1)(b) Limited Liability Company Agreement.** [WILL BE REFILED BY SUBSEQUENT AMENDMENT]

(2) Not Applicable.

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization and Merger.**

(5) See Item 1(b)

(6) Form of Investment Advisory Agreement.***

(7) Form of Placement Agency Agreement.***

(8) Not Applicable.

(9) Form of Custodian Agreement.***

(10) Not applicable.

(11) Opinion of counsel.*****

(12) Opinion of tax counsel.**

(13)(a) Form of Administration, Accounting and Transfer Agent Services Agreement.**

(13)(b) Form of Administrative and Investor Services Agreement.**

(13)(c) Form of Escrow Agreement.***

(13)(d) Form of Power of Attorney. *****

(14) Consent of Independent Registered Public Accounting Firm.**

(15) Not applicable.

(16) Not applicable.

(17) Not applicable.

* Filed with the Company's initial registration statement under the Investment Company Act of 1940 on Form N-2 on August 23, 2002 (File no. 811-21190) and incorporated herein by reference.

** Filed herewith.

*** Filed with Amendment No. 1 to the Company's registration statement under the Investment Company Act of 1940 on Form N-2 on November 13, 2002 (File no. 811-21190) and incorporated herein by reference.

**** Filed with the Company's annual reports (separately for Multi-Strategy Series G) under the Investment Company Act of 1940 on Form N-CSR on June 6, 2005 (File no. 811-21190) and incorporated herein by reference.

***** Filed with Amendment No. 4 to the Company's registration statement under the Investment Company Act of 1940 on Form N-2 on December 5, 2003 (File no. 33-107876) and incorporated herein by reference.

ITEM 17. UNDERTAKINGS

                  (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter with the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) The undersigned registrants agree that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statements and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York, State of New York on the [ ] day of [ ], 2006.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

By: /s/ Raymond Nolte*
    ----------------------------------------
     Raymond Nolte
     President (Principal Executive Officer) and Director

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     /s/ Charles Hurty*                                   Director                             [                 ], 2006
     ---------------------------------------
     Charles Hurty

     /s/ Steven Krull*                                    Director                             [                 ], 2006
     ---------------------------------------
     Steven Krull

     /s/ Raymond Nolte*                                   President (Principal Executive       [                 ], 2006
     ---------------------------------------
     Raymond Nolte                                        Officer) and Director

     /s/ Jennifer Magro                                   Treasurer (Principal Financial
     ---------------------------------------
     Jennifer Magro                                       Officer)
[                 ], 2006

     *     By: /s/ Jennifer Magro
               -----------------------------
                Power of Attorney




                                      C-2